UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 6718

Dreyfus Investment Grade Funds, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	7/31
Date of reporting period:	7/31/09

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Inflation Adjusted Securities Fund

ANNUAL REPORT July 31, 2009

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
16	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Important Tax Information
27	Information About the Review and Approval
of the Fund’s Management Agreement
32	Board Members Information
34	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Inflation Adjusted Securities Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Inflation Adjusted Securities Fund, covering the 12-month period from August 1, 2008, through July 31, 2009.

The severe recession and banking crisis that dominated the financial markets over much of the past year appear to have eased. Previously frozen credit markets have thawed to an extent, giving businesses improved access to the capital they need to grow. After reaching multi-year lows early in 2009, higher-yielding segments of the bond market staged an impressive rally, while U.S.Treasury securities have experienced significant price volatility since January as a result of recession-related factors and technical supply issues.The U.S. economy remains weak overall, but we have seen encouraging evidence of potential recovery, including signs of healing in the battered housing and manufacturing sectors. Even the unemployment rate, which historically has been a lagging indicator of economic trends, recently showed signs of improvement.

Although these developments give us reasons for optimism, we remain cautious due to the speed and magnitude of the corporate bond market’s 2009 rebound. Indeed, the market’s advance was fueled more by investors’ renewed appetites for risk than improving business fundamentals. We would prefer to see a steadier rise in asset prices supported by more concrete economic data, as the rapid rise increases the possibility that profit-taking could fuel further volatility. In uncertain markets such as this one,even the most seasoned investors can benefit from professional counsel. To determine how your investments should be positioned for any potential challenges and opportunities that lie ahead, we urge you, as always, to talk regularly with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation August 17, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of August 1, 2008, through July 31, 2009, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended July 31, 2009, Dreyfus Inflation Adjusted Securities Fund’s Institutional shares produced a total return of –0.30%, and the fund’s Investor shares returned –0.54%.1 In comparison, the fund’s benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities Index (the “Index”), produced a total return of –0.53% for the same period.2

Treasury Inflation Protected securities (“TIPS”) were particularly hard-hit in September and October of last year, but have since rallied to an extent year to date as the economic downturn bottomed and deflationary concerns eased. Despite this volatility, the fund’s returns were in line with its benchmark Index, which we attribute in part to our relatively long average duration early in the reporting period and the success of our security selection strategy.

The Fund’s Investment Approach

The fund seeks returns that exceed the rate of inflation.To pursue this goal, the fund normally invests at least 80% of its assets in inflation-indexed securities, which are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation.

The fund invests primarily in high-quality, U.S. dollar-denominated, inflation-indexed securities. To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation, including U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities.The fund seeks to keep its average effective duration between two and 10 years, and the fund may invest in securities of any maturity without restriction.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

TIPS Rallied as Deflation Concerns Moderated

The reporting period began in the midst of the longest and deepest recession since the 1930s as housing markets slumped, unemployment rates climbed and consumer confidence deteriorated. In addition, by the start of the reporting period, a global banking crisis already had produced steep declines for higher yielding bonds, including mortgage-backed securities, asset-backed securities and corporate bonds.

In contrast, most U.S. government securities had rallied strongly amid a “flight to quality,” causing their yields to fall to unprecedented low levels. However,TIPS proved to be an exception to that trend. Because of the threat that the global economic downturn might lead to bouts of deflation not seen since the Great Depression,TIPS with maturities of approximately 10 years and less began the reporting period out of favor among investors, and their inflation-adjusted yields were significantly higher than nominal Treasuries. In addition, TIPS had been subject to the effects of limited market liquidity and a wave of deleveraging among institutional investors, which also put downward pressure on prices.

Duration and Security Selection Strategies Bolstered Returns

Because we believed at the time that deflation fears were overblown, we attempted to lock in TIPS’ relatively high yields for as long as we deemed practical by maintaining the fund’s average duration in a range that was longer than industry averages.This positioning enabled the fund to participate more fully in a rally amongTIPS when deflation concerns began to moderate. The rally persisted throughout the spring as it became clearer that a meltdown of the international banking system had been averted. Investors began to look forward to an economic recovery and, potentially, a commensurate acceleration of inflation.

Our security selection strategy also produced positive contributions to the fund’s relative performance, as we had focused on seasoned TIPS with relatively high inflation accruals. In our judgment,TIPS with these characteristics were undervalued compared to more recently issued securities. The fund particularly benefited from an emphasis on TIPS with maturities in the 20-year range as yield differences narrowed along the market’s maturity spectrum.

4

Later in the spring, afterTIPS had rallied and became more fairly valued, we began to reduce the fund’s average duration toward a position that is roughly in line with industry averages.

After the Rally, a More Cautious Investment Posture

As of the reporting period’s end, the economic outlook is unclear.We expect the pace of an eventual economic recovery to be limited by reluctant spending among consumers who increasingly are unemployed and have suffered significant wealth deterioration.The Federal Reserve Board has indicated that it does not see an acceleration of inflation as an imminent threat, and it said that it intends to keep short-term interest rates near historically low levels for some time.

Given this backdrop, we do not believe that the springtime TIPS rally is likely to resume. In addition,TIPS currently appear to be fairly valued at price levels that reflect a low to moderate level of inflation.Therefore, we have maintained a generally neutral investment posture.We believe this is a prudent strategy until we see economic data that more clearly indicate the U.S. economy’s future direction.

August 17, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 1, 2009, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: LIPPER — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Treasury Inflation Protected Securities Index is a sub- index of the U.S.Treasury component of the Barclays Capital U.S. Government Index. Securities in the Barclays Capital U.S.Treasury Inflation Protected Securities Index are dollar-denominated, non-convertible, publicly issued, fixed-rate, investment-grade (Moody’s Baa3 or better) U.S. Treasury inflation notes, with at least one year to final maturity and at least $100 million par amount outstanding.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Inflation Adjusted Securities
Fund Investor shares and Institutional shares and the Barclays Capital U.S. Treasury Inflation
Protected Securities Index

Average Annual Total Returns as of 7/31/09
	Inception			From
	Date	1 Year	5 Years	Inception

Investor shares	10/31/02	–0.54%	4.25%	4.98%
Institutional shares	10/31/02	–0.30%	4.50%	5.24%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Investor and Institutional shares of Dreyfus Inflation Adjusted
Securities Fund on 10/31/02 (inception date) to a $10,000 investment made in the Barclays Capital U.S.Treasury
Inflation Protected Securities Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a sub-
index of the U.S.Treasury component of the Barclays Capital U.S. Government Index. Securities in the Index are
dollar-denominated, non-convertible, publicly-issued, fixed-rate, investment-grade (Moody’s Baa3 or better) U.S.Treasury inflation notes, with at least one year to final maturity and at least $100 million par amount outstanding. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Inflation Adjusted Securities Fund from February 1, 2009 to July 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended July 31, 2009

	Investor Shares	Institutional Shares

Expenses paid per $1,000†	$ 2.74	$ 1.52
Ending value (after expenses)	$1,047.50	$1,048.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended July 31, 2009

	Investor Shares	Institutional Shares

Expenses paid per $1,000†	$ 2.71	$ 1.51
Ending value (after expenses)	$1,022.12	$1,023.31

† Expenses are equal to the fund’s annualized expense ratio of .54% for Investor shares and .30% for Institutional shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
July 31, 2009

	Principal
Bonds and Notes—99.7%	Amount ($)	Value ($)

U.S. Treasury Inflation Protected Securities:
0.63%, 4/15/13	1,947,503 [a,b]	1,924,377
1.38%, 7/15/18	704,108 [a,b]	686,505
1.63%, 1/15/15	3,561,218 [a,b]	3,552,315
1.75%, 1/15/28	673,669 [a,b]	627,775
1.88%, 7/15/15	3,512,455 [a,b]	3,557,457
2.00%, 1/15/14	1,889,838 [a,b]	1,929,408
2.00%, 7/15/14	4,726,035 [b]	4,824,989
2.00%, 1/15/16	4,147,913 [a,b]	4,217,909
2.00%, 1/15/26	5,259,769 [a,b]	5,113,484
2.38%, 4/15/11	4,651,911 [a,b]	4,791,468
2.38%, 1/15/25	5,143,506 [a,b]	5,256,020
2.38%, 1/15/27	991,437 [a,b]	1,015,293
2.50%, 7/15/16	7,242,627 [a,b]	7,611,552
2.63%, 7/15/17	4,566,564 [a,b]	4,880,515
3.00%, 7/15/12	5,179,402 [a,b]	5,475,601
3.63%, 4/15/28	4,887,187 [b]	5,889,061
3.88%, 4/15/29	2,868,176 [a,b]	3,595,975
Total Bonds and Notes
(cost $64,997,051)		64,949,704

Other Investment—.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $57,000)	57,000 [c]	57,000

8

Investment of Cash Collateral
for Securities Loaned—39.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $25,842,012)	25,842,012 [c]	25,842,012

Total Investments (cost $90,896,063)	139.5%	90,848,716
Liabilities, Less Cash and Receivables	(39.5%)	(25,714,557)
Net Assets	100.0%	65,134,159

a All or a portion of these securities are on loan.At July 31, 2009, the total market value of the fund’s securities on loan is $25,965,706 and the total market value of the collateral held by the fund is $29,001,239, consisting of cash collateral of $25,842,012 and U.S. Government and Agency securities valued at $3,159,227.
b Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)

U.S. Government & Agencies	99.7	Money Market Investments	39.8
			139.5
† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $25,965,706)—Note 1(b):
Unaffiliated issuers	64,997,051	64,949,704
Affiliated issuers	25,899,012	25,899,012
Cash		336,767
Receivable for investment securities sold		1,305,889
Receivable for shares of Common Stock subscribed		570,949
Interest receivable		173,708
Prepaid expenses		9,513
		93,245,542
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		9,916
Liability for securities on loan—Note 1(b)		25,842,012
Payable for investment securities purchased		1,537,584
Payable for shares of Common Stock redeemed		677,484
Accrued expenses		44,387
		28,111,383
Net Assets ($)		65,134,159
Composition of Net Assets ($):
Paid-in capital		66,674,344
Accumulated distributions in excess of investment income—net		(497)
Accumulated net realized gain (loss) on investments		(1,492,341)
Accumulated net unrealized appreciation
(depreciation) on investments		(47,347)
Net Assets ($)		65,134,159

Net Asset Value Per Share
	Investor Shares	Institutional Shares

Net Assets ($)	40,556,968	24,577,191
Shares Outstanding	3,386,610	2,052,715
Net Asset Value Per Share ($)	11.98	11.97

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Year Ended July 31, 2009

Investment Income ($):
Income:
Interest	502,879
Income from securities lending	82,541
Dividends;
Affiliated issuers	2,468
Total Income	587,888
Expenses:
Management fee—Note 3(a)	137,665
Shareholder servicing costs—Note 3(b)	102,392
Auditing fees	40,830
Registration fees	33,518
Prospectus and shareholders’ reports	10,616
Custodian fees—Note 3(b)	7,422
Directors’ fees and expenses—Note 3(c)	1,181
Loan commitment fees—Note 2	837
Miscellaneous	18,168
Total Expenses	352,629
Less—reduction in management fee
due to undertaking—Note 3(a)	(136,797)
Less—reduction in fees due to earnings credits—Note 1(b)	(628)
Net Expenses	215,204
Investment Income—Net	372,684
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,491,794)
Change in net unrealized appreciation (depreciation) on investments	1,087,356
Net Realized and Unrealized Gain (Loss) on Investments	(404,438)
Net (Decrease) in Net Assets Resulting from Operations	(31,754)

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended July 31,

	2009	2008

Operations ($):
Investment income—net	372,684	1,433,749
Net realized gain (loss) on investments	(1,491,794)	665,250
Change in net unrealized appreciation
(depreciation) on investments	1,087,356	(1,242,424)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(31,754)	856,575
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(378,508)	(904,889)
Institutional Shares	(219,791)	(529,563)
Net realized gain on investments:
Investor Shares	(217,001)	—
Institutional Shares	(125,345)	—
Total Dividends	(940,645)	(1,434,452)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	26,339,642	30,998,869
Institutional Shares	19,491,115	10,938,925
Dividends reinvested:
Investor Shares	587,130	898,164
Institutional Shares	277,721	360,518
Cost of shares redeemed:
Investor Shares	(12,547,868)	(7,214,234)
Institutional Shares	(8,611,199)	(65,381)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	25,536,541	35,916,861
Total Increase (Decrease) in Net Assets	24,564,142	35,338,984
Net Assets ($):
Beginning of Period	40,570,017	5,231,033
End of Period	65,134,159	40,570,017
Undistributed (distributions in excess of)
investment income—net	(497)	26,984

12

		Year Ended July 31,

	2009	2008

Capital Share Transactions:
Investor Shares
Shares sold	2,236,422	2,473,558
Shares issued for dividends reinvested	49,400	72,191
Shares redeemed	(1,080,612)	(581,927)
Net Increase (Decrease) in Shares Outstanding	1,205,210	1,963,822
Institutional Shares
Shares sold	1,668,857	862,529
Shares issued for dividends reinvested	23,554	29,054
Shares redeemed	(756,913)	(5,210)
Net Increase (Decrease) in Shares Outstanding	935,498	886,373

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended July 31,

Investor Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	12.30	11.67	11.69	12.34	12.25
Investment Operations:
Investment income—net[a]	.08	.79	.21	.26	.25
Net realized and unrealized
gain (loss) on investments	(.14)	.48	.27	(.06)	.40
Total from Investment Operations	(.06)	1.27	.48	.20	.65
Distributions:
Dividends from investment income—net	(.16)	(.64)	(.50)	(.71)	(.56)
Dividends from net realized
gain on investments	(.10)	—	—	(.14)	—
Total Distributions	(.26)	(.64)	(.50)	(.85)	(.56)
Net asset value, end of period	11.98	12.30	11.67	11.69	12.34
Total Return (%)	(.54)	11.01	4.24	1.51	5.39
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.87	1.04	2.10	1.88	1.74
Ratio of net expenses
to average net assets	.55	.55	.53	.55	.55
Ratio of net investment income
to average net assets	.73	6.39	1.83	2.18	2.00
Portfolio Turnover Rate	77.13	90.18	18.17	60.82	118.91
Net Assets, end of period ($ x 1,000)	40,557	26,830	2,538	3,269	3,009

a Based on average shares outstanding at each month end.
See notes to financial statements.

14

		Year Ended July 31,

Institutional Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	12.30	11.66	11.68	12.35	12.25
Investment Operations:
Investment income—net[a]	.11	.84	.24	.29	.28
Net realized and unrealized
gain (loss) on investments	(.15)	.48	.26	(.07)	.41
Total from Investment Operations	(.04)	1.32	.50	.22	.69
Distributions:
Dividends from investment income—net	(.19)	(.68)	(.52)	(.75)	(.59)
Dividends from net realized
gain on investments	(.10)	—	—	(.14)	—
Total Distributions	(.29)	(.68)	(.52)	(.89)	(.59)
Net asset value, end of period	11.97	12.30	11.66	11.68	12.35
Total Return (%)	(.30)	11.29	4.47	1.82	5.60
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.55	.77	1.83	1.63	1.49
Ratio of net expenses
to average net assets	.30	.30	.28	.30	.30
Ratio of net investment income
to average net assets	.98	6.68	2.08	2.43	2.26
Portfolio Turnover Rate	77.13	90.18	18.17	60.82	118.91
Net Assets, end of period ($ x 1,000)	24,577	13,740	2,693	3,463	3,405

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Inflation Adjusted Securities Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund.The fund’s investment objective seeks returns that exceed the rate of inflation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment advisor.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Institutional. Investor shares are subject to a shareholder services plan. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, the minimum initial investment and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of July 31, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 204,961 Investor and 209,228 Institutional shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

16

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
U.S. Treasury
Securities	—	64,949,704	—	64,949,704
Mutual Funds	25,899,012	—	—	25,899,012
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

18

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended July 31, 2009, The Bank of New York Mellon earned $44,445 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2009, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended July 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2009, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $47,768 and unrealized depreciation $542,013. In addition, the fund had $950,404 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 2009. If not applied, the carryover expires in fiscal 2017.

20

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2009 and July 31, 2008 were as follows: ordinary income $940,645 and $1,434,452, respectively.

During the period ended July 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the fund increased accumulated undistributed investment income-net by $198,134, decreased accumulated net realized gain (loss) on investments by $47,168 and decreased paid-in capital by $150,966. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank,N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing. During the period ended July 31, 2009, the fund did not borrow under the facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken from August 1, 2008 through December 1, 2009, that if, the aggregate expenses of the fund (exclusive of taxes, brokerage fees, interest expense, commitment fees on borrowings,

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

shareholder services plan fees and extraordinary expenses) exceed an annual rate of .30% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $136,797 during the period ended July 31, 2009.

(b) Under the Investor Shares Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of Investor Shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2009, Investor Shares were charged $76,734 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2009, the fund was charged $4,831 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended July 31, 2009, the fund was charged $628 pursuant to the cash management agreement. These fees were offset by earnings credits pursuant to the cash management agreement.

22

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2009, the fund was charged $7,422 pursuant to the custody agreement.

During the period ended July 31, 2009, the fund was charged $5,939 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $16,431, shareholder services plan fees $8,571, custodian fees $2,339, chief compliance officer fees $2,227 and transfer agency per account fees $620, which are offset against an expense reimbursement currently in effect in the amount of $20,272.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended July 31, 2009, amounted to $61,273,799 and $35,162,276, respectively.

The fund adopted Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

agreements. Since the fund held no derivatives during the period ended July 31, 2009, FAS 161 disclosures did not impact the notes to the financial statements.

At July 31, 2009, the cost of investments for federal income tax purposes was $91,390,729; accordingly, accumulated net unrealized depreciation on investments was $542,013, consisting of $311,204 gross unrealized appreciation and $853,217 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through September 25, 2009, the date the financial statements were available to be issued.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Inflation Adjusted Securities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Inflation Adjusted Securities Fund (one of the series comprising Dreyfus Investment Grade Bond Funds, Inc.) as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Inflation Adjusted Securities Fund at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York September 25, 2009

The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary dividends paid during the fiscal year ended July 31, 2009 as qualifying “interest related dividends.” Also for state individual income tax purposes, the fund hereby designates 99.78% of the ordinary income dividends paid during the fiscal year ended July 31, 2009 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.Also, the fund hereby designates $.0960 per share as a short-term capital gain distribution paid on December 23, 2008.

26

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors of the fund held on July 14 and 15, 2009, the Board considered the re-approval for an annual period (through July 29, 2010) of the Management Agreement with Dreyfus for the fund, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices and the standards applied in seeking best execution.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the performance of the fund’s Investor Shares and comparisons to a group of retail no-load Treasury inflation-protected securities funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional Treasury inflation-protected securities funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2009.The Board members noted that the fund’s total return performance variously was above and below the Performance Group medians for the periods shown, and was above the Performance Universe medians for the periods shown. The Board members noted that the fund’s yield performance was above the Performance Group and Performance Universe medians for all periods except two. Dreyfus also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for each of the calendar years since inception.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s contractual management fee was lower than the Expense Group median, and the actual management fee (even without taking into account the reduction due to an undertaking to limit the fund’s expenses) and total expense ratio (which included the undertaking by Dreyfus to limit the fund’s expense ratio) were lower than the Expense Group and Expense Universe medians. The Board noted that the fund’s expense ratio was lower due to the undertaking by Dreyfus to waive fees and reimburse expenses.

28

Representatives of Dreyfus stated that there were no other mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and reviewed with the Board other accounts managed by Dreyfus or its affiliates, with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reason-able.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided. The Board also noted the fee waiver and expense reimbursement arrangement and its effect on Dreyfus’ profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement, with respect to the fund. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s performance and expressed confidence in the fund’s portfolio management team, which continued to apply a consistent investment strategy.

30

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and management fee information, including Dreyfus’ under- taking to limit the fund’s expense ratio (which reduced the fund’s actual management fee and expense ratio), costs of the services pro- vided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement,with respect to the fund, was in the best interests of the fund and its shareholders.

The Fund 31

32

The Fund 33

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chairman, President and Chief Executive Officer of Founders Asset Management LLC, an affiliate of the Manager, and an officer of 76 investment companies (comprised of 173 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer, Vice Chair and a director of the Manager, where he had been employed since April 1998. He is 60 years old.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 173 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 46 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

34

The Fund 35

NOTES

For More Information

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Dreyfus Intermediate Term Income Fund

ANNUAL REPORT July 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
37	Statement of Financial Futures
38	Statement of Options Written
39	Statement of Assets and Liabilities
40	Statement of Operations
41	Statement of Changes in Net Assets
43	Financial Highlights
47	Notes to Financial Statements
68	Report of Independent Registered
Public Accounting Firm
69	Important Tax Information
70	Information About the Review and Approval
of the Fund’s Management Agreement
75	Board Members Information
77	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Intermediate Term Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Intermediate Term Income Fund, covering the 12-month period from August 1, 2008, through July 31, 2009.

The severe recession and banking crisis that dominated the financial markets over much of the past year appear to have eased. Previously frozen credit markets have thawed to an extent, giving businesses improved access to the capital they need to grow. After reaching multi-year lows early in 2009, higher-yielding segments of the bond market staged an impressive rally, while U.S.Treasury securities have experienced significant price volatility since January as a result of recession-related factors and technical supply issues.The U.S. economy remains weak overall, but we have seen encouraging evidence of potential recovery, including signs of healing in the battered housing and manufacturing sectors. Even the unemployment rate, which historically has been a lagging indicator of economic trends, recently showed signs of improvement.

Although these developments give us reasons for optimism, we remain cautious due to the speed and magnitude of the corporate bond market’s 2009 rebound. Indeed, the market’s advance was fueled more by investors’ renewed appetites for risk than improving business fundamentals. We would prefer to see a steadier rise in asset prices supported by more concrete economic data, as the rapid rise increases the possibility that profit-taking could fuel further volatility. In uncertain markets such as this one,even the most seasoned investors can benefit from professional counsel. To determine how your investments should be positioned for any potential challenges and opportunities that lie ahead, we urge you, as always, to talk regularly with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation August 17, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of August 1, 2008, through July 31, 2009, as provided by Kent Wosepka, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended July 31, 2009, Dreyfus Intermediate Term Income Fund’s Class A shares produced a total return of 4.90%, Class B shares returned 3.95%, Class C shares returned 4.01% and Class I shares returned 5.27%.1 In comparison, the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, achieved a total return of 7.85% for the same period.2

The U.S. bond market encountered extreme volatility in the fall of 2008 due to a global financial crisis and recession, but market declines early in the reporting period were offset by a sustained rally in 2009. The fund produced lower returns than its benchmark, as better relative performance during the rally was not enough to fully offset earlier weakness among corporate bonds and mortgage-backed securities.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue this goal, the fund normally invests at least 80% of its assets in fixed-income securities of U.S. and foreign issuers rated at least investment grade or the unrated equivalent as determined by Dreyfus.These securities include:U.S.government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities and foreign bonds.Typically, the fund can be expected to have an average effective maturity ranging from five to 10 years, and an average effective duration ranging between three and eight years. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade.

2009 Market Rally Erased Earlier Losses

The reporting period began in the midst of a global banking crisis that produced steep declines among higher yielding bonds, including mortgage-backed, asset-backed and corporate securities. In contrast, U.S. Treasury securities rallied strongly amid a “flight to quality,” causing

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

their yields to fall to unprecedented low levels. Meanwhile, slumping housing markets, rising unemployment and deteriorating consumer confidence led to the longest and deepest recession since the 1930s.

The Federal Reserve Board (the “Fed”) and U.S. government responded aggressively to the downturn. Government officials rescued a number of struggling corporations, and Congress followed up with the $787 billion American Recovery and Reinvestment Act of 2009.The Fed injected massive amounts of liquidity into the banking system and purchased mortgage- and asset-backed debt through unprecedented programs such as the Term Asset-Backed Securities Loan Facility (TALF). In addition, the Fed completed a series of interest-rate reductions by cutting its target range for the overnight federal funds rate to an all-time low of between 0% to 0.25% by the end of 2008.

As it became clearer in March 2009 that these measures had helped to avert a collapse of the U.S. banking system, investor sentiment began to improve to an extent. Investors capitalized on attractive valuations among higher yielding bonds, sparking springtime rallies that were particularly impressive for investment-grade and high yield corporate bonds. Mortgage-backed securities also rebounded, in part due to massive purchases by the Fed. Conversely, U.S. Treasury securities gave back some of their earlier gains.

Sector Allocation Strategy Produced Mixed Results

The fund began the reporting period with underweighted exposure to U.S. Treasury securities and overweight positions in higher yielding market sectors, including investment-grade corporate bonds and higher-quality mortgage-backed securities. These positions bore the brunt of selling pressure in 2008 as investors deleveraged their portfolios.Although the fund’s investment-grade corporate bond holdings were broadly diversified across industry groups, weakness was especially pronounced among bonds issued by financial companies at the center of the banking crisis.

However, these higher yielding positions led the 2009 market rally. Investment-grade corporate bonds with BBB ratings fared particularly well, while our focus on current-coupon mortgage-backed securities issued by U.S. government agencies benefited from the Fed’s repurchase programs. As they reached more attractive valuations toward year-end 2008, we established larger positions in the fund of commercial mortgages and asset-backed securities, as well as high yield corporate bonds, which are not part of the benchmark but ranked among the market’s better performers over the final five months of the reporting period. At that time, we also set the fund’s average duration in a range that was longer than industry averages, a position that bolstered the fund’s relative performance as intermediate- and longer-term bond yields declined.We subsequently reduced the fund’s average duration toward a market-neutral position.

Maintaining a Disciplined Approach to Security Selection

As of the reporting period’s end, we have maintained the fund’s sector allocation strategy, as we believe that higher yielding bonds have room for further gains. However, we are aware that the bulk of the bond market rally probably is behind us, and we expect the Fed to pare back its remedial programs as the credit markets and U.S. economy recover. Therefore, we believe that security selection will become a more critical determinant of fund performance over the foreseeable future, an environment to which our relative value-oriented approach may be particularly well suited.

August 17, 2009

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided for the fund’s Class A shares and Class I shares reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through December 31, 2009, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s Class A and Class I shares’ returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Capital U. S. Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U. S. government and U. S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Intermediate Term Income Fund on 7/31/99 to a $10,000 investment made in the Barclays Capital U.S.Aggregate Index (the “Index”) on that date.
All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class I shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains an average effective maturity ranging between five and ten years and an average effective duration ranging between three and eight years.The fund’s performance shown in the line graph takes into account all applicable fees and
expenses.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of
1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 7/31/09

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)	2/2/96	0.15%	3.17%	5.03%	—
without sales charge	2/2/96	4.90%	4.12%	5.51%	—
Class B shares
with applicable redemption charge †	5/13/08	–0.04%	3.58%†††	5.51%†††,††††	—
without redemption	5/13/08	3.95%	3.91%†††	5.51%†††,††††	—
Class C shares
with applicable redemption charge ††	5/13/08	3.01%	3.91%†††	5.41%†††	—
without redemption	5/13/08	4.01%	3.91%†††	5.41%†††	—
Class I shares	5/31/01	5.27%	4.40%	—	4.63%

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Intermediate Term Income Fund from February 1, 2009 to July 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended July 31, 2009

	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 4.34	$ 8.88	$ 8.98	$ 2.78
Ending value (after expenses)	$1,110.70	$1,105.60	$1,105.90	$1,112.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended July 31, 2009

	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 4.16	$ 8.50	$ 8.60	$ 2.66
Ending value (after expenses)	$1,020.68	$1,016.36	$1,016.27	$1,022.17

† Expenses are equal to the fund’s annualized expense ratio of .83% for Class A, 1.70% for Class B, 1.72% for Class
C and .53% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
July 31, 2009

	Coupon	Maturity	Principal
Bonds and Notes—111.2%	Rate (%)	Date	Amount ($)		Value ($)

Advertising—.0%
Lamar Media,
Gtd. Notes	6.63	8/15/15	545,000		482,325
Aerospace & Defense—.3%
L-3 Communications,
Gtd. Notes, Ser. B	6.38	10/15/15	3,140,000		3,030,100
Raytheon,
Sr. Unscd. Notes	5.50	11/15/12	375,000		409,763
					3,439,863
Agriculture—.4%
Altria Group,
Gtd. Notes	9.70	11/10/18	2,535,000		3,087,533
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	2,175,000		2,318,054
					5,405,587
Asset-Backed Ctfs./
Auto Receivables—3.0%
Americredit Automobile Receivables
Trust, Ser. 2007-CM, Cl. A3B	0.33	5/7/12	549,640	[a]	544,025
Americredit Automobile Receivables
Trust, Ser. 2008-AF, Cl. A2B	2.05	1/12/12	1,454,041	[a]	1,449,610
Americredit Automobile Receivables
Trust, Ser. 2008-AF, Cl. A2A	4.47	1/12/12	57,904		58,226
Americredit Automobile Receivables
Trust, Ser. 2006-BG, Cl. A3	5.21	10/6/11	994,504		993,446
Americredit Automobile Receivables
Trust, Ser. 2006-RM, Cl. A2	5.42	8/8/11	1,703,034		1,733,368
Americredit Automobile Receivables
Trust, Ser. 2007-CM, Cl. A3A	5.42	5/7/12	3,290,929		3,344,555
Americredit Automobile Receivables
Trust, Ser. 2006-AF, Cl. A3	5.56	9/6/11	362,994		363,093
Americredit Prime Automobile
Receivables, Ser. 2007-1, Cl. B	5.35	9/9/13	70,000		65,953
Americredit Prime Automobile
Receivables, Ser. 2007-1, Cl. C	5.43	2/10/14	70,000		58,596
Americredit Prime Automobile
Receivables, Ser. 2007-1, Cl. E	6.96	3/8/16	6,504,306	[b]	3,916,603
Capital Auto Receivables Asset
Trust, Ser. 2005-1, Cl. C	4.73	9/15/10	367,768		368,573

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Ctfs./
Auto Receivables (continued)
Capital Auto Receivables Asset
Trust, Ser. 2007-3, Cl. A3A	5.02	9/15/11	1,872,603		1,905,972
Capital Auto Receivables Asset
Trust, Ser. 2005-1, Cl. D	6.50	5/15/12	2,400,000	[b]	2,402,722
Capital Auto Receivables Asset
Trust, Ser. 2007-1, Cl. D	6.57	9/16/13	1,708,000	[b]	1,220,502
Capital Auto Receivables Asset
Trust, Ser. 2006-1, Cl. D	7.16	1/15/13	1,050,000	[b]	1,025,275
Capital One Auto Finance Trust,
Ser. 2007-A, Cl. A3B	0.29	8/15/11	1,031,272	[a]	1,026,216
Capital One Auto Finance Trust,
Ser. 2007-B, Cl. A3B	0.29	4/15/12	2,548,297	[a]	2,522,243
Capital One Auto Finance Trust,
Ser. 2006-C, Cl. A3A	5.07	7/15/11	770,354		770,438
Capital One Auto Finance Trust,
Ser. 2007-C, Cl. A3A	5.13	4/16/12	1,114,100		1,122,801
Ford Credit Auto Owner Trust,
Ser. 2006-C, Cl. C	5.47	9/15/12	340,000		328,500
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. D	7.05	12/15/13	3,825,000	[b]	2,364,130
Ford Credit Auto Owner Trust,
Ser. 2006-B, Cl. D	7.12	2/15/13	1,600,000	[b]	1,148,957
Household Automotive Trust,
Ser. 2005-3, Cl. A4	4.94	11/19/12	1,335,587		1,370,864
Household Automotive Trust,
Ser. 2006-1, Cl. A3	5.43	6/17/11	1,928,437		1,958,003
Hyundai Auto Receivables Trust,
Ser. 2007-A, Cl. A3A	5.04	1/17/12	337,747		344,930
Hyundai Auto Receivables Trust,
Ser. 2006-B, Cl. C	5.25	5/15/13	515,287		513,899
JP Morgan Auto Receivables Trust,
Ser. 2007-A, Cl. A3	5.19	2/15/11	2,092,796	[b]	2,109,045
Wachovia Auto Loan Owner Trust,
Ser. 2007-1, Cl. C	5.45	10/22/12	285,000		239,183
Wachovia Auto Loan Owner Trust,
Ser. 2007-1, Cl. D	5.65	2/20/13	1,160,000		908,208
WFS Financial Owner Trust,
Ser. 2005-3, Cl. B	4.50	5/17/13	485,000		486,653

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Ctfs./
Auto Receivables (continued)
WFS Financial Owner Trust,
Ser. 2005-3, Cl. C	4.54	5/17/13	50,000		50,214
					36,714,803
Asset-Backed Ctfs./Credit Cards—1.2%
Advanta Business Card Master
Trust, Ser. 2007-A1, Cl. A	0.34	1/20/15	757,968	[a]	697,613
Advanta Business Card Master
Trust, Ser. 2005-A2, Cl. A2	0.42	5/20/13	2,095,945	[a]	1,929,050
Advanta Business Card Master
Trust, Ser. 2006-A3, Cl. A3	5.30	5/21/12	1,693,893		1,592,903
Capital One Multi-Asset Execution
Trust, Ser. 2004-C4, Cl. C4	0.94	6/15/12	3,800,000		3,794,715
Citibank Credit Card Issuance
Trust, Ser. 2006-C4, Cl. C4	0.52	1/9/12	2,500,000	[a]	2,458,321
Washington Mutual Master Note
Trust, Ser. 2007-B1, Cl. B1	4.95	3/17/14	3,945,000	[b]	3,938,535
					14,411,137
Asset-Backed Ctfs./
Home Equity Loans—1.1%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.14	1/25/34	861,288	[a]	768,375
Bayview Financial Acquisition
Trust, Ser. 2005-B, Cl. 1A6	5.21	4/28/39	3,902,040	[a]	2,848,899
Citicorp Residential Mortgage
Securities, Ser. 2006-2, Cl. A2	5.56	9/25/36	167,277	[a]	166,011
Citigroup Mortgage Loan Trust,
Ser. 2005-HE1, Cl. M1	0.72	5/25/35	1,689,686	[a]	1,645,109
Citigroup Mortgage Loan Trust,
Ser. 2005-WF1, Cl. A5	5.01	2/25/35	3,895,198	[a]	2,816,715
Citigroup Mortgage Loan Trust,
Ser. 2005-WF2, Cl. AF7	5.25	8/25/35	1,561,249	[a]	1,026,991
CS First Boston Mortgage
Securities, Ser. 2005-FIX1, Cl. A5	4.90	5/25/35	270,794	[a]	187,964
GSAA Home Equity Trust,
Ser. 2006-7, Cl. AV1	0.37	3/25/46	38,424	[a]	37,531
JP Morgan Mortgage Acquisition,
Ser. 2005-FRE1, Cl. A2F2	5.22	10/25/35	155	[a]	154

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
JP Morgan Mortgage Acquisition,
Ser. 2007-CH1, Cl. AF1B	5.94	11/25/36	44,863	[a]	43,429
Mastr Asset Backed Securities
Trust, Ser. 2006-AM1, Cl. A2	0.42	1/25/36	1,040,327	[a]	983,890
Residential Asset Mortgage
Products, Ser. 2005-RS2, Cl. M2	0.77	2/25/35	3,690,000	[a]	711,618
Residential Asset Mortgage
Products, Ser. 2005-RS2, Cl. M3	0.84	2/25/35	1,090,000	[a]	25,337
Residential Asset Mortgage
Products, Ser. 2003-RS9,
Cl. MI1	5.80	10/25/33	48,812	[a]	22,995
Residential Asset Securities,
Ser. 2005-EMX4, Cl. A2	0.55	11/25/35	2,815,574	[a]	2,443,805
					13,728,823
Asset-Backed Ctfs./
Manufactured Housing—.4%
Green Tree Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	1,410,691		1,352,459
Origen Manufactured Housing,
Ser. 2004-B, Cl. A2	3.79	12/15/17	1,960		1,951
Origen Manufactured Housing,
Ser. 2005-B, Cl. A2	5.25	12/15/18	1,652,579		1,615,071
Origen Manufactured Housing,
Ser. 2005-B, Cl. M2	6.48	1/15/37	1,745,000		1,247,038
Vanderbilt Mortgage Finance,
Ser. 1999-A, Cl. 1A6	6.75	3/7/29	80,000	[a]	68,414
					4,284,933
Automobiles—.3%
Goodyear Tire & Rubber,
Gtd. Notes	8.63	12/1/11	3,004,000	[c]	3,056,570
Banks—6.7%
BAC Capital Trust XIV,
Bank Gtd. Notes	5.63	12/31/49	6,605,000	[a]	3,899,004
Barclays Bank,
Jr. Sub. Bonds	5.93	9/29/49	1,230,000	[a,b]	788,245
Barclays Bank,
Sr. Unscd. Notes	6.75	5/22/19	2,200,000		2,392,819

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Banks (continued)
Barclays Bank,
Sub. Notes	10.18	6/12/21	1,508,000	[b]	1,774,204
Capital One Financial,
Sr. Unscd. Notes	0.93	9/10/09	8,415,000	[a]	8,406,391
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	9,785,000		9,677,903
Goldman Sachs Group,
Sub. Notes	5.63	1/15/17	330,000		330,941
Goldman Sachs Group,
Sr. Unscd. Notes	6.15	4/1/18	90,000		96,333
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	9,390,000		9,501,713
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	4,790,000		5,080,949
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	3,890,000		4,246,176
M & I Marshall & Ilsley Bank,
Sub. Notes, Ser. BN	0.92	12/4/12	1,235,000	[a]	836,188
M&T Bank,
Sr. Unscd. Bonds	5.38	5/24/12	245,000	[c]	242,788
Manufacturers & Traders Trust,
Sub. Notes	5.59	12/28/20	475,000	[a]	369,512
Morgan Stanley,
Sr. Unscd. Notes	5.30	3/1/13	1,680,000		1,727,344
Morgan Stanley,
Sr. Unscd. Notes	5.55	4/27/17	115,000		115,248
Morgan Stanley,
Sr. Unscd. Notes	5.75	8/31/12	1,365,000		1,439,018
Morgan Stanley,
Sr. Unscd. Notes	6.60	4/1/12	2,100,000		2,236,149
NB Capital Trust IV,
Bank Gtd. Cap. Secs.	8.25	4/15/27	1,290,000		1,135,200
Northern Trust,
Sr. Unscd. Notes	5.30	8/29/11	65,000		69,470
PNC Funding,
Gtd. Notes	0.63	1/31/12	85,000	[a]	80,181
PNC Funding,
Gtd. Notes	6.70	6/10/19	3,100,000		3,349,380

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Banks (continued)
Sovereign Bancorp,
Sr. Unscd. Notes	0.84	3/23/10	4,790,000	[a]	4,768,349
Sovereign Bancorp,
Sr. Unscd. Notes	4.80	9/1/10	1,070,000	[a]	1,047,593
SunTrust Preferred Capital I,
Bank Gtd. Notes	5.85	12/31/49	995,000	[a]	577,373
USB Capital IX,
Gtd. Notes	6.19	10/29/49	12,790,000	[a]	9,148,099
Wells Fargo & Co.,
Sub. Notes	6.38	8/1/11	540,000		566,435
Wells Fargo Capital XIII,
Gtd. Secs.	7.70	12/29/49	9,510,000	[a]	8,279,967
					82,182,972
Building & Construction—.3%
Masco,
Sr. Unscd. Notes	0.94	3/12/10	3,605,000	[a]	3,518,776
Chemicals—.3%
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	2,885,000		3,170,448
Praxair,
Sr. Unscd. Notes	5.25	11/15/14	110,000		120,654
Praxair,
Sr. Unscd. Notes	5.38	11/1/16	45,000		46,613
					3,337,715
Commercial & Professional
Services—.8%
Aramark,
Gtd. Notes	8.50	2/1/15	2,978,000	[c]	3,015,225
Ceridian,
Sr. Unscd. Notes	11.25	11/15/15	900,000	[a]	771,750
ERAC USA Finance,
Sr. Unscd. Bonds	5.60	5/1/15	550,000	[b]	508,610
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	3,900,000	[b]	3,650,006
ERAC USA Finance,
Gtd. Notes	7.00	10/15/37	220,000	[b]	185,030
ERAC USA Finance,
Sr. Unscd. Notes	7.95	12/15/09	2,315,000	[b]	2,335,712
					10,466,333

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs.—10.6%
Banc of America Commercial
Mortgage, Ser. 2002-2, Cl. A3	5.12	7/11/43	365,000		367,937
Bayview Commercial Asset Trust,
Ser. 2006-SP1, Cl. A1	0.56	4/25/36	215,497	[a,b]	128,910
Bayview Commercial Asset Trust,
Ser. 2006-SP2, Cl. A	0.57	1/25/37	3,271,681	[a,b]	1,757,351
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A	0.65	4/25/34	642,847	[a,b]	452,112
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. A2	0.69	11/25/35	2,777,593	[a,b]	1,430,460
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. M6	0.93	4/25/36	655,882	[a,b]	147,206
Bayview Commercial Asset Trust,
Ser. 2005-4A, Cl. M5	0.94	1/25/36	1,026,699	[a,b]	364,766
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. B1	1.39	11/25/35	55,013	[a,b]	12,695
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. M2	1.49	4/25/34	311,482	[a,b]	150,535
Bayview Commercial Asset Trust,
Ser. 2006-2A, Cl. B2	1.76	7/25/36	522,961	[a,b]	109,252
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. B2	1.99	4/25/36	136,138	[a,b]	27,739
Bayview Commercial Asset Trust,
Ser. 2006-2A, Cl. B3	2.99	7/25/36	441,248	[a,b]	108,812
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. B3	3.24	4/25/36	659,512	[a,b]	159,833
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. B3	3.29	11/25/35	852,697	[a,b]	226,553
Bayview Commercial Asset Trust,
Ser. 2005-4A, Cl. B3	3.79	1/25/36	134,698	[a,b]	30,123
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T12, Cl. A3	4.24	8/13/39	282,959	[a]	283,510
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR5,
Cl. A2	4.25	7/11/42	2,120,087		2,120,076
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-T18,
Cl. A2	4.56	2/13/42	3,475,000	[a]	3,481,883

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR5,
Cl. A3	4.57	7/11/42	110,000		109,547
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PW10,
Cl. A4	5.41	12/11/40	1,905,000	[a]	1,888,459
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T26, Cl. A4	5.47	1/12/45	5,055,000	[a]	4,610,209
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW13,
Cl. A3	5.52	9/11/41	35,000		32,106
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. AAB	5.69	9/11/38	715,000	[a]	728,784
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T28,
Cl. A4	5.74	9/11/42	6,845,000	[a]	6,123,663
Citigroup Commercial Mortgage
Trust, Ser. 2007-C6, Cl. AM	5.70	12/10/49	3,040,000	[a]	1,785,721
Citigroup Commercial Mortgage
Trust, Ser. 2007-C6, Cl. A4	5.70	12/10/49	2,542,000	[a]	2,175,197
Credit Suisse/Morgan Stanley
Commercial Mortgage
Certificates, Ser. 2006-HC1A,
Cl. A1	0.48	5/15/23	5,408,923	[a,b]	4,516,924
Crown Castle Towers,
Ser. 2005-1A, Cl. AFX	4.64	6/15/35	1,850,000	[b]	1,831,500
Crown Castle Towers,
Ser. 2006-1A, Cl. AFX	5.24	11/15/36	5,760,000	[b]	5,644,800
Crown Castle Towers,
Ser. 2006-1A, Cl. B	5.36	11/15/36	4,670,000	[b]	4,576,600
Crown Castle Towers,
Ser. 2006-1A, Cl. C	5.47	11/15/36	925,000	[b]	906,500
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	4,730,000	[b]	4,682,700
Crown Castle Towers,
Ser. 2006-1A, Cl. D	5.77	11/15/36	2,475,000	[b]	2,425,500
CS First Boston Mortgage
Securities, Ser. 2005-C4, Cl. A2	5.02	8/15/38	50,000		50,373

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
CS First Boston Mortgage
Securities, Ser. 2005-C4,
Cl. AAB	5.07	8/15/38	3,345,000	[a]	3,401,638
CS First Boston Mortgage
Securities, Ser. 2005-C5,
Cl. A4	5.10	8/15/38	6,230,000	[a]	6,022,478
CS First Boston Mortgage
Securities, Ser. 2001-CF2,
Cl. G	6.93	2/15/34	130,000	[b]	94,619
First Union National Bank
Commercial Mortgage,
Ser. 2001-C2, Cl. A2	6.66	1/12/43	2,376,838		2,470,845
GMAC Commercial Mortgage
Securities, Ser. 2003-C3,
Cl. A2	4.22	4/10/40	1,044,059		1,053,746
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP,
Cl. B	0.55	3/6/20	1,630,000	[a,b]	1,200,258
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP,
Cl. E	0.74	3/6/20	610,000	[a,b]	440,638
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP,
Cl. F	0.78	3/6/20	5,680,000	[a,b]	3,968,005
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP,
Cl. G	0.82	3/6/20	3,110,000	[a,b]	2,143,243
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP,
Cl. H	0.95	3/6/20	25,000	[a,b]	17,254
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP,
Cl. K	1.35	3/6/20	2,380,000	[a,b]	1,606,517
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP,
Cl. L	1.60	3/6/20	6,725,000	[a,b]	4,169,500
Greenwich Capital Commercial
Funding, Ser. 2004-GG1,
Cl. A7	5.32	6/10/36	650,000	[a]	651,958

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP5, Cl. A2	5.20	12/15/44	1,250,000		1,268,690
LB Commercial Conduit Mortgage
Trust, Ser. 1999-C1, Cl. B	6.93	6/15/31	58,202		58,139
LB-UBS Commercial Mortgage Trust,
Ser. 2005-C3, Cl. A5	4.74	7/15/30	2,280,000		2,164,929
LB-UBS Commercial Mortgage Trust,
Ser. 2006-C1, Cl. A4	5.16	2/15/31	2,330,000		2,112,417
Merrill Lynch Mortgage Trust,
Ser. 2003-KEY1, Cl. A2	4.44	11/12/35	2,412,814		2,443,457
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A2	5.22	11/12/37	300,000	[a]	304,680
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A6	5.24	11/12/37	4,035,000	[a]	3,964,502
Merrill Lynch Mortgage Trust,
Ser. 2005-LC1, Cl. A4	5.29	1/12/44	1,665,000	[a]	1,623,103
Merrill Lynch Mortgage Trust,
Ser. 2002-MW1, Cl. A3	5.40	7/12/34	883,630		898,117
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2006-2, Cl. A4	5.91	6/12/46	4,885,000	[a]	4,698,999
Morgan Stanley Capital I,
Ser. 2006-IQ12, Cl. AAB	5.33	12/15/43	100,000		96,250
Morgan Stanley Capital I,
Ser. 2007-HQ11, Cl. A4	5.45	2/12/44	8,855,000	[a]	7,212,131
Morgan Stanley Capital I,
Ser. 2007-HQ11, Cl. AM	5.48	2/12/44	5,440,000	[a]	3,090,450
Morgan Stanley Capital I,
Ser. 2007-T27, Cl. A4	5.65	6/11/42	4,280,000	[a]	3,720,437
Morgan Stanley Dean Witter Capital
I, Ser. 2001-TOP3, Cl. A4	6.39	7/15/33	60,682		63,174
Morgan Stanley Dean Witter Capital
I, Ser. 2001-PPM, Cl. A3	6.54	2/15/31	40,729		41,792
SBA CMBS Trust,
Ser. 2006-1A, Cl. A	5.31	11/15/36	1,550,000	[b]	1,534,500
SBA CMBS Trust,
Ser. 2005-1A, Cl. C	5.73	11/15/35	1,430,000	[b]	1,401,400

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	1,925,000	[b]	1,867,250
TIAA Seasoned Commercial
Mortgage Trust,
Ser. 2007-C4, Cl. A3	6.07	8/15/39	495,000	[a]	497,839
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C16, Cl. A2	4.38	10/15/41	2,937,030		2,935,157
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C19, Cl. A5	4.66	5/15/44	2,095,000		2,036,534
Wachovia Bank Commercial Mortgage
Trust, Ser. 2007-C34, Cl. A3	5.68	5/15/46	5,850,000		4,781,651
					129,504,633
Diversified Financial Services—6.9%
American Express,
Sr. Unscd. Notes	7.25	5/20/14	5,255,000		5,686,404
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	3,441,000	[a]	2,652,839
Amvescap,
Gtd. Notes	5.38	2/27/13	380,000		362,047
Amvescap,
Gtd. Notes	5.38	12/15/14	25,000		23,115
Amvescap,
Gtd. Notes	5.63	4/17/12	6,510,000		6,514,557
Boeing Capital,
Sr. Unscd. Notes	7.38	9/27/10	1,065,000		1,125,093
BSKYB Finance UK,
Gtd. Notes	6.50	10/15/35	2,905,000	[b]	2,784,001
Capital One Bank USA,
Sub. Notes	8.80	7/15/19	2,940,000		3,194,381
Capmark Financial Group,
Gtd. Notes	7.88	5/10/12	4,415,000	[a]	1,070,222
Caterpillar Financial Services,
Sr. Unscd. Notes	7.15	2/15/19	3,555,000		4,008,614
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	1,820,000		1,828,195
Credit Suisse Guernsey,
Jr. Sub. Notes	5.86	12/31/49	2,930,000	[a]	1,965,863

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
Credit Suisse USA,
Gtd. Notes	5.50	8/16/11	1,215,000		1,296,763
Discover Financial Services,
Sr. Notes	10.25	7/15/19	2,980,000		3,142,461
Fresenius US Finance II,
Gtd. Notes	9.00	7/15/15	3,000,000	[b]	3,255,000
General Electric Capital,
Sr. Unscd. Notes	5.25	10/19/12	1,390,000	[c]	1,452,460
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	6,415,000		6,486,053
Genworth Global Funding,
Scd. Notes	5.20	10/8/10	65,000	[c]	63,387
Goldman Sachs Capital II,
Gtd. Bonds	5.79	12/29/49	1,275,000	[a]	911,625
HSBC Finance,
Sr. Unscd. Notes	0.98	9/14/12	7,535,000	[a]	6,809,153
Hutchison Whampoa International,
Gtd. Notes	7.63	4/9/19	1,390,000	[b]	1,595,589
International Lease Finance,
Sr. Unscd. Notes	0.88	5/24/10	125,000	[a]	108,859
International Lease Finance,
Sr. Unscd. Notes	6.38	3/25/13	3,065,000		2,134,083
Jefferies Group,
Sr. Unscd. Notes	5.88	6/8/14	100,000		94,677
Jefferies Group,
Sr. Unscd. Debs.	6.25	1/15/36	850,000		606,149
Jefferies Group,
Sr. Unscd. Notes	7.75	3/15/12	668,000		686,749
John Deere Capital,
Sr. Unscd. Notes	0.71	9/1/09	1,389,000	[a]	1,389,006
Leucadia National,
Sr. Unscd. Notes	7.00	8/15/13	1,745,000		1,679,563
Leucadia National,
Sr. Unscd. Notes	7.13	3/15/17	7,720,000		6,870,800
MBNA Capital,
Bank Gtd. Cap. Secs.,
Ser. A	8.28	12/1/26	2,285,000		2,010,800

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
MBNA,
Sr. Unscd. Notes	6.13	3/1/13	1,345,000		1,367,981
Merrill Lynch & Co.,
Sr. Unscd. Notes, Ser. C	1.24	2/5/10	1,722,000	[a]	1,712,977
Merrill Lynch & Co.,
Sr. Unscd. Notes, Ser. C	4.25	2/8/10	1,450,000		1,470,096
Merrill Lynch & Co.,
Sub. Notes	5.70	5/2/17	1,025,000		905,643
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	50,000		49,181
NIPSCO Capital Markets,
Sr. Unscd. Notes	7.86	3/27/17	105,000		93,600
Pearson Dollar Finance Two,
Gtd. Notes	6.25	5/6/18	2,515,000	[b]	2,518,725
SLM,
Sr. Unscd. Notes, Ser. A	4.50	7/26/10	3,055,000		2,781,975
SMFG Preferred Capital,
Sub. Bonds	6.08	1/29/49	173,000	[a,b]	152,245
Windsor Financing,
Sr. Scd. Notes	5.88	7/15/17	1,278,458	[b]	1,122,127
					83,983,058
Electric Utilities—4.8%
AES,
Sr. Unscd. Notes	7.75	10/15/15	3,515,000	[c]	3,418,338
AES,
Sr. Unscd. Notes	8.00	10/15/17	1,485,000		1,462,725
Cleveland Electric Illuminating,
Sr. Unscd. Notes	5.70	4/1/17	910,000		922,533
Commonwealth Edison,
First Mortgage Bonds	6.15	9/15/17	60,000		65,910
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. 06-D	5.30	12/1/16	675,000		709,356
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	2,320,000		2,511,894
Consumers Energy,
First Mortgage Bonds, Ser. O	5.00	2/15/12	1,160,000	[c]	1,188,369

The Fund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Electric Utilities (continued)
Consumers Energy,
First Mortgage Bonds	6.70	9/15/19	1,585,000		1,797,251
Duke Energy Carolinas,
Sr. Unscd. Notes	5.63	11/30/12	50,000		54,325
Enel Finance International,
Gtd. Notes	5.70	1/15/13	275,000	[b]	293,692
Enel Finance International,
Gtd. Bonds	6.25	9/15/17	8,965,000	[b]	9,781,532
Energy Future Holdings,
Gtd. Notes	10.88	11/1/17	6,745,000	[a,c]	5,885,013
FirstEnergy,
Sr. Unscd. Notes, Ser. B	6.45	11/15/11	7,390,000		7,887,236
FPL Group Capital,
Gtd. Debs.	5.63	9/1/11	1,570,000		1,680,497
IPALCO Enterprises,
Sr. Scd. Notes	8.63	11/14/11	140,000	[a]	144,550
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	3,577,000		3,778,063
Nevada Power,
Mortgage Notes	6.50	8/1/18	2,620,000		2,827,735
Nevada Power,
Mortgage Notes, Ser. R	6.75	7/1/37	395,000		429,583
NiSource Finance,
Gtd. Notes	1.23	11/23/09	4,410,000	[a]	4,382,486
NiSource Finance,
Gtd. Notes	5.25	9/15/17	650,000		583,424
NiSource Finance,
Gtd. Notes	6.40	3/15/18	1,530,000		1,459,850
NiSource Finance,
Gtd. Notes	7.88	11/15/10	720,000		753,353
NRG Energy,
Gtd. Notes	7.38	1/15/17	3,135,000		3,033,113
Pepco Holdings,
Sr. Unscd. Notes	1.29	6/1/10	2,540,000	[a]	2,516,629
Sierra Pacific Power,
Mortgage Notes, Ser. P	6.75	7/1/37	200,000	[c]	217,510
Southern,
Sr. Unscd. Notes, Ser. A	5.30	1/15/12	475,000		506,073
					58,291,040

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Environmental Control—.8%
Allied Waste North America,
Sr. Unscd. Notes,
Ser. B	7.13	5/15/16	1,025,000		1,059,728
Allied Waste North America,
Sr. Unscd. Notes	7.25	3/15/15	1,490,000		1,543,917
USA Waste Services,
Sr. Unscd. Notes	7.00	7/15/28	2,395,000		2,533,687
Veolia Environnement,
Sr. Unscd. Notes	5.25	6/3/13	3,820,000		3,977,254
Waste Management,
Gtd. Notes	7.38	3/11/19	925,000		1,052,568
					10,167,154
Food & Beverages—2.7%
Anheuser-Busch InBev Worldwide,
Gtd. Notes	8.20	1/15/39	5,655,000	[b]	7,135,428
Delhaize Group,
Sr. Unscd. Notes	6.50	6/15/17	75,000		79,332
Diageo Capital,
Gtd. Notes	7.38	1/15/14	4,010,000		4,610,862
Kraft Foods,
Sr. Unscd. Notes	6.00	2/11/13	165,000		178,749
Kraft Foods,
Sr. Unscd. Notes	6.88	2/1/38	5,410,000		6,195,164
Kroger,
Gtd. Notes	5.00	4/15/13	105,000		109,003
Kroger,
Gtd. Notes	6.15	1/15/20	3,230,000		3,454,614
Kroger,
Gtd. Notes	6.40	8/15/17	55,000	[c]	60,134
Safeway,
Sr. Unscd. Notes	4.95	8/16/10	135,000		138,452
Safeway,
Sr. Unscd. Notes	6.35	8/15/17	2,645,000		2,901,427
Stater Brothers Holdings,
Gtd. Notes	7.75	4/15/15	2,318,000	[c]	2,248,460
Stater Brothers Holdings,
Gtd. Notes	8.13	6/15/12	2,617,000		2,656,255
SUPERVALU,
Sr. Unscd. Bonds	7.50	5/15/12	1,150,000	[c]	1,164,375

The Fund 23

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Food & Beverages (continued)
SUPERVALU,
Sr. Unscd. Bonds	7.50	11/15/14	315,000		306,338
SUPERVALU,
Sr. Unscd. Notes	8.00	5/1/16	1,415,000		1,411,463
					32,650,056
Foreign/Governmental—1.1%
Federal Republic of Brazil,
Sr. Unscd. Bonds	6.00	1/17/17	4,540,000		4,737,490
Province of Quebec Canada,
Unscd. Notes	4.60	5/26/15	2,795,000	[c]	2,942,582
Republic of Italy,
Sr. Unscd. Notes	5.38	6/12/17	2,850,000		2,979,498
United Mexican States,
Sr. Unscd. Notes	5.63	1/15/17	2,910,000		2,982,750
					13,642,320
Health Care—1.8%
American Home Products,
Sr. Unscd. Notes	6.95	3/15/11	580,000	[a]	627,159
Bausch & Lomb,
Sr. Unscd. Notes	9.88	11/1/15	2,450,000	[c]	2,456,125
Community Health Systems,
Gtd. Notes	8.88	7/15/15	2,995,000		3,099,825
Davita,
Gtd. Notes	6.63	3/15/13	3,050,000		3,011,875
HCA,
Sr. Unscd. Notes	6.30	10/1/12	2,370,000		2,239,650
HCA,
Sr. Unscd. Notes	6.75	7/15/13	2,765,000		2,599,100
HCA,
Sr. Unscd. Notes	7.88	2/1/11	545,000		547,725
HCA,
Sr. Unscd. Notes	8.75	9/1/10	1,149,000	[c]	1,166,235
LVB Acquisition,
Gtd. Notes	11.63	10/15/17	3,810,000	[c]	4,152,900
Pfizer,
Sr. Unscd. Notes	6.20	3/15/19	775,000		878,463
UnitedHealth Group,
Sr. Unscd. Notes	5.25	3/15/11	150,000		155,181

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Health Care (continued)
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	440,000		440,897
Wellpoint,
Sr. Unscd. Notes	7.00	2/15/19	1,055,000		1,128,715
					22,503,850
Machinery—.1%
Terex,
Gtd. Notes	7.38	1/15/14	1,250,000		1,196,875
Manufacturing—.3%
Bombardier,
Sr. Unscd. Notes	8.00	11/15/14	3,600,000	[b,c]	3,492,000
Siemens Financieringsmaatschappij,
Gtd. Notes	5.75	10/17/16	100,000	[b]	107,125
					3,599,125
Media—4.8%
Cablevision Systems,
Sr. Unscd. Notes, Ser. B	8.00	4/15/12	440,000	[a]	449,900
Comcast,
Gtd. Notes	5.50	3/15/11	906,000		952,989
Comcast,
Gtd. Notes	6.30	11/15/17	3,890,000		4,291,098
Cox Communications,
Notes	6.25	6/1/18	3,535,000	[b]	3,749,719
CSC Holdings,
Sr. Unscd. Notes	8.50	4/15/14	690,000	[b,c]	714,150
CSC Holdings,
Sr. Unscd. Notes	8.63	2/15/19	1,825,000	[b]	1,888,875
DirecTV Holdings/Financing,
Gtd. Notes	7.63	5/15/16	2,980,000	[c]	3,032,150
Echostar DBS,
Gtd. Notes	7.75	5/31/15	3,500,000		3,526,250
News America Holdings,
Gtd. Debs	7.70	10/30/25	775,000		793,488
News America,
Gtd. Notes	6.15	3/1/37	6,990,000		6,854,003
News America,
Gtd. Notes	6.65	11/15/37	3,220,000		3,347,908

The Fund 25

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Media (continued)
News America,
Gtd. Debs.	7.63	11/30/28	90,000		93,577
Reed Elsevier Capital,
Gtd. Notes	4.63	6/15/12	6,130,000		6,179,941
Time Warner Cable,
Gtd. Notes	5.85	5/1/17	3,740,000		3,935,243
Time Warner Cable,
Gtd. Notes	6.75	7/1/18	5,430,000	[c]	6,045,643
Time Warner,
Gtd. Notes	1.15	11/13/09	290,000	[a]	289,236
Time Warner,
Gtd. Notes	5.88	11/15/16	11,335,000		11,914,559
Time Warner,
Gtd. Notes	6.75	4/15/11	900,000		959,868
					59,018,597
Mining—.9%
BHP Billiton Finance USA,
Gtd. Notes	6.50	4/1/19	1,430,000		1,630,406
Freeport-McMoRan Cooper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	2,885,000		3,062,436
Rio Tinto Finance USA,
Gtd. Notes	5.88	7/15/13	3,340,000		3,540,824
Teck Resources,
Sr. Scd. Notes	10.25	5/15/16	335,000	[b]	381,063
Teck Resources,
Sr. Scd. Notes	10.75	5/15/19	2,410,000	[b]	2,816,688
					11,431,417
Office And Business Equipment—.3%
Xerox,
Sr. Unscd. Notes	5.50	5/15/12	792,000		834,116
Xerox,
Sr. Unscd. Notes	5.65	5/15/13	1,075,000		1,071,861
Xerox,
Sr. Unscd. Notes	8.25	5/15/14	1,145,000		1,248,794
					3,154,771
Oil & Gas—2.5%
Amerada Hess,
Sr. Unscd. Notes	6.65	8/15/11	890,000		956,275
Anadarko Petroleum,
Sr. Unscd. Notes	8.70	3/15/19	2,815,000		3,346,669

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Oil & Gas (continued)
Chesapeake Energy,
Gtd. Notes	7.50	6/15/14	165,000		163,763
Chesapeake Energy,
Gtd. Notes	9.50	2/15/15	6,230,000		6,642,738
Husky Energy,
Sr. Unscd. Notes	7.25	12/15/19	2,850,000		3,272,265
Marathon Oil,
Sr. Unscd. Notes	7.50	2/15/19	1,480,000		1,712,083
Newfield Exploration,
Sr. Sub. Notes	7.13	5/15/18	795,000		777,113
Petro-Canada,
Sr. Unscd. Notes	6.80	5/15/38	4,060,000		4,248,149
Range Resouces,
Gtd. Notes	8.00	5/15/19	4,345,000	[c]	4,442,763
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	2,720,000		2,990,069
Valero Energy,
Sr. Unscd. Notes	9.38	3/15/19	1,395,000		1,621,431
					30,173,318
Packaging & Containers—.5%
Crown Americas,
Gtd. Notes	7.63	11/15/13	575,000		589,375
Crown Americas,
Gtd. Notes	7.75	11/15/15	2,340,000		2,386,800
Owens-Brockway Glass Container,
Gtd. Notes	6.75	12/1/14	2,500,000		2,443,750
Owens-Brockway Glass Container,
Gtd. Notes	7.38	5/15/16	960,000	[b]	955,200
					6,375,125
Paper & Paper Related—.3%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	1,310,000	[b]	1,277,250
Georgia-Pacific,
Gtd. Notes	8.25	5/1/16	2,035,000	[b]	2,116,400
					3,393,650
Pipelines—1.0%
ANR Pipeline,
Sr. Unscd. Notes	7.00	6/1/25	50,000		48,630
El Paso Natural Gas,
Sr. Unscd. Notes	5.95	4/15/17	20,000		20,530

The Fund 27

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Pipelines (continued)
El Paso,
Sr. Unscd. Notes	8.25	2/15/16	3,160,000		3,239,000
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.85	2/15/20	4,340,000		4,812,726
Trans-Canada Pipelines,
Sr. Unscd. Notes	7.63	1/15/39	3,125,000		3,982,259
					12,103,145
Property & Casualty Insurance—2.3%
Ace INA Holdings,
Gtd. Notes	5.70	2/15/17	85,000	[c]	88,523
Ace INA Holdings,
Gtd. Notes	5.80	3/15/18	2,300,000		2,417,102
Allmerica Financial,
Sr. Unscd. Notes	7.63	10/15/25	1,745,000		1,468,946
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	3,025,000	[b]	2,412,438
Jackson National Life Global
Funding, Sr. Scd. Notes	5.38	5/8/13	240,000	[b,c]	237,171
Lincoln National,
Sr. Unscd. Notes	0.72	3/12/10	1,035,000	[a]	1,013,417
Lincoln National,
Jr. Sub. Cap. Secs.	6.05	4/20/67	6,660,000	[a]	4,129,200
MetLife,
Sr. Unscd. Notes	7.72	2/15/19	2,740,000		3,104,190
Metropolitan Life Global Funding
I, Sr. Scd. Notes	5.13	4/10/13	3,100,000	[b]	3,163,259
Nippon Life Insurance,
Sub. Notes	4.88	8/9/10	4,100,000	[b]	4,096,855
Prudential Financial,
Sr. Notes	6.20	1/15/15	3,500,000		3,600,975
Prudential Financial,
Sr. Unscd. Notes	6.63	12/1/37	885,000		787,399
Willis North America,
Gtd. Notes	6.20	3/28/17	1,500,000		1,337,214
					27,856,689
Real Estate—3.6%
Arden Realty,
Sr. Unscd. Notes	5.25	3/1/15	700,000		704,398
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	810,000		712,457

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Real Estate (continued)
Boston Properties,
Sr. Unscd. Notes	5.63	4/15/15	2,015,000		1,837,958
Boston Properties,
Sr. Unscd. Notes	6.25	1/15/13	140,000		139,952
Commercial Net Lease Realty,
Sr. Unscd. Notes	6.15	12/15/15	3,180,000		2,832,191
Duke Realty,
Sr. Unscd. Notes	5.25	1/15/10	80,000		79,766
Duke Realty,
Sr. Unscd. Notes	5.88	8/15/12	790,000		723,973
Federal Realty Investment Trust,
Sr. Unscd. Notes	5.40	12/1/13	1,525,000		1,413,640
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	550,000		499,800
Federal Realty Investment Trust,
Sr. Unscd. Notes	6.00	7/15/12	1,625,000	[c]	1,573,358
Federal Realty Investment Trust,
Sr. Unscd. Notes	6.20	1/15/17	145,000		130,735
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	7,695,000		6,813,946
Healthcare Realty Trust,
Sr. Unscd. Notes	8.13	5/1/11	225,000		232,040
HRPT Properties Trust,
Sr. Unscd. Notes	1.22	3/16/11	3,725,000	[a]	3,268,717
Liberty Property,
Sr. Unscd. Notes	5.50	12/15/16	190,000		156,263
Liberty Property,
Sr. Unscd. Notes	6.63	10/1/17	1,100,000		956,668
Mack-Cali Realty,
Sr. Unscd. Notes	5.05	4/15/10	4,735,000		4,727,045
Mack-Cali Realty,
Sr. Unscd. Notes	5.13	1/15/15	145,000		122,530
Mack-Cali Realty,
Sr. Unscd. Notes	5.25	1/15/12	2,145,000		1,955,783
Mack-Cali Realty,
Sr. Unscd. Notes	5.80	1/15/16	690,000	[c]	602,891
Prologis,
Sr. Unscd. Notes	6.63	5/15/18	2,830,000		2,407,713
Regency Centers,
Gtd. Notes	5.25	8/1/15	1,777,000		1,525,547

The Fund 29

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Real Estate (continued)
Regency Centers,
Gtd. Notes	5.88	6/15/17	210,000		179,118
Simon Property Group,
Sr. Unscd. Notes	4.60	6/15/10	1,203,000		1,226,030
Simon Property Group,
Sr. Unscd. Notes	4.88	8/15/10	2,105,000		2,156,966
Simon Property Group,
Sr. Unscd. Notes	5.00	3/1/12	1,000,000		1,012,814
Simon Property Group,
Sr. Unscd. Notes	5.75	5/1/12	260,000		265,338
WEA Finance,
Sr. Notes	7.13	4/15/18	4,015,000	[b]	3,900,564
WEA Finance,
Gtd. Notes	7.50	6/2/14	2,400,000	[b]	2,449,646
					44,607,847
Residential Mortgage
Pass-Through Ctfs.—.5%
ChaseFlex Trust,
Ser. 2006-2, Cl. A1A	5.59	9/25/36	54,689	[a]	53,839
Impac CMB Trust,
Ser. 2005-8, Cl. 2M2	1.04	2/25/36	2,660,835	[a]	1,021,494
Impac CMB Trust,
Ser. 2005-8, Cl. 2M3	1.79	2/25/36	2,151,936	[a]	856,686
Impac Secured Assets CMN Owner
Trust, Ser. 2006-1, Cl. 2A1	0.64	5/25/36	1,951,936	[a]	1,354,636
JP Morgan Mortgage Trust,
Ser. 2005-A1, Cl. 5A1	4.48	2/25/35	1,461,745	[a]	1,326,373
Prudential Home Mortgage
Securities, Ser. 1994-A, Cl. 5B	6.73	4/28/24	2,338	[a,b]	1,815
Residential Funding Mortgage
Securities I, Ser. 2004-S3,
Cl. M1	4.75	3/25/19	946,595		757,947
Structured Asset Mortgage
Investments, Ser. 1998-2, Cl. B	5.43	4/30/30	1,320	[a]	932
Terwin Mortgage Trust,
Ser. 2006-9HGA, Cl. A1	0.37	10/25/37	180,628	[a,b]	163,870
					5,537,592
Retail—.4%
Home Depot,
Sr. Unscd. Notes	5.88	12/16/36	2,157,000		1,999,660

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Retail (continued)
Staples,
Gtd. Notes	9.75	1/15/14	2,575,000 [c]	3,019,442
				5,019,102
State/Territory
General Obligations—2.1%
Buckeye Tobacco Settlement
Financing Authority,
Tobacco Settlement
Asset-Backed Bonds	5.13	6/1/24	400,000	329,500
California
GO (Various Purpose)	7.55	4/1/39	6,515,000	6,742,895
Erie Tobacco Asset Securitization
Corporation, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/28	540,000	414,747
Michigan Tobacco Settlement
Finance Authority,
Tobacco Settlement
Asset-Backed Bonds	7.31	6/1/34	12,585,000	8,477,508
New York Counties
Tobacco Trust IV,
Tobacco Settlement
Pass-Through Bonds	6.00	6/1/27	3,500,000	2,706,235
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	8,255,000	6,114,148
Tobacco Settlement Finance
Authority of West Virginia,
Tobacco Settlement
Asset-Backed Bonds	7.47	6/1/47	425,000	288,137
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	965,000	827,970
				25,901,140
Steel—.3%
Arcelormittal,
Sr. Unscd. Notes	9.85	6/1/19	2,845,000	3,297,719
Technology—.0%
International Business Machines,
Unsub. Notes	5.70	9/14/17	135,000	147,962

The Fund 31

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Telecommunications—3.8%
AT & T,
Sr. Unscd. Notes	5.60	5/15/18	9,035,000		9,663,267
CC Holdings GS V,
Sr. Scd. Notes	7.75	5/1/17	5,665,000	[b]	5,806,625
Cisco Systems,
Notes	5.90	2/15/39	3,175,000		3,385,944
Intelsat Jackson Holdings,
Gtd. Notes	11.25	6/15/16	1,510,000		1,615,700
Intelsat Subsidiary Holding,
Gtd. Notes	8.88	1/15/15	1,055,000	[b]	1,070,825
KPN,
Sr. Unscd. Notes	8.00	10/1/10	200,000		211,135
KPN,
Sr. Unscd. Bonds	8.38	10/1/30	10,000		12,552
Qwest,
Bank Note, Ser. B	6.95	6/30/10	464,000	[a]	465,740
Qwest,
Bank Note, Ser. B	6.95	6/30/10	1,858,000	[a]	1,864,968
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	3,775,000		3,900,998
Telecom Italia Capital,
Gtd. Notes	5.25	10/1/15	595,000		606,671
Telecom Italia Capital,
Gtd. Notes	7.72	6/4/38	1,485,000		1,678,694
Telefonica Emisiones,
Gtd. Notes	5.98	6/20/11	3,835,000		4,110,721
Verizon Communications,
Sr. Unscd. Notes	6.35	4/1/19	40,000		45,152
Verizon Communications,
Sr. Unscd. Notes	7.35	4/1/39	2,285,000		2,767,272
Verizon Wireless Capital,
Sr. Unscd. Notes	5.55	2/1/14	5,830,000	[b]	6,346,719
Wind Acquisition Finance,
Sr. Notes	11.75	7/15/17	2,355,000	[b]	2,531,625
					46,084,608
Textiles—.3%
Mohawk Industries,
Sr. Unscd. Notes	6.25	1/15/11	3,329,000	[a]	3,303,014

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Transportation—.1%
Norfolk Southern,
Sr. Unscd. Notes	5.75	4/1/18	830,000	862,113
Union Pacific,
Sr. Unscd. Notes	6.65	1/15/11	60,000	62,939
				925,052
U.S. Government Agencies—.7%
Federal National Mortgage
Association, Notes	5.25	9/15/16	7,356,000 [d]	8,173,811
Small Business Administration
Participation Ctfs., Gov’t
Gtd. Debs., Ser. 97-J	6.55	10/1/17	253,067	273,027
				8,446,838
U.S. Government Agencies/
Mortgage-Backed—39.6%
Federal Home Loan Mortgage Corp.:
5.50%			5,600,000 [d,e]	5,859,874
3.50%, 9/1/10			167,162 [d]	168,195
4.00%, 10/1/09			61,161 [d]	61,317
4.50%, 10/1/09—2/1/39			11,870,941 [d]	11,937,140
5.00%, 10/1/18—6/1/37			23,301,488 [d]	23,937,176
5.50%, 11/1/22—1/1/38			31,081,085 [d]	32,376,178
6.00%, 7/1/17—12/1/37			21,619,354 [d]	22,710,906
6.50%, 3/1/14—3/1/32			671,191 [d]	722,203
7.00%, 3/1/12			5,271 [d]	5,527
7.50%, 12/1/25—1/1/31			32,691 [d]	36,483
8.00%, 10/1/19—10/1/30			15,689 [d]	17,564
8.50%, 7/1/30			1,084 [d]	1,243
Multiclass Mortgage Participation Ctfs.,
Ser. 2586, Cl. WE, 4.00%, 12/15/32			4,155,397 [d]	4,127,092
Multiclass Mortgage Participation Ctfs.,
Ser. 51, Cl. E, 10.00%, 7/15/20			177,991 [d]	178,315
Multiclass Mortgage Participation Ctfs.
(Interest Only Obligations), Ser. 2752,
Cl. GM, 5.00%, 3/15/26			3,194,738 [d,f]	111,697
Multiclass Mortgage Participation Ctfs.
(Interest Only Obligations), Ser. 2731,
Cl. PY, 5.00%, 5/15/26			3,215,622 [d,f]	103,775
Multiclass Mortgage Participation Ctfs.
(Interest Only Obligations) Ser. 2750,
Cl. IK, 5.00%, 5/15/26			3,859,080 [d,f]	123,365

The Fund 33

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association:
4.00%	39,410,000 [d,e]	38,658,767
4.50%	65,525,000 [d,e]	65,934,531
5.00%	63,970,000 [d,e]	65,626,198
5.50%	23,610,000 [d,e]	24,735,158
6.00%	41,025,000 [d,e]	43,505,741
3.53%, 7/1/10	265,768 [d]	270,006
4.00%, 5/1/10	783,214 [d]	794,828
4.06%, 6/1/13	100,000 [d]	102,946
4.50%, 6/1/10	40,586 [d]	41,602
5.00%, 7/1/11—4/1/23	9,484,617 [d]	9,910,395
5.50%, 8/1/22—6/1/38	57,070,471 [d]	59,299,825
6.00%, 1/1/19—4/1/38	21,292,272 [d]	22,414,345
6.50%, 11/1/10—10/1/32	240,351 [d]	259,557
7.00%, 9/1/14—7/1/32	88,487 [d]	95,689
7.50%, 3/1/12—3/1/31	25,650 [d]	28,036
8.00%, 5/1/13—3/1/31	37,157 [d]	41,447
Pass-Through Ctfs.,
Ser. 2004-58, Cl. LJ,
5.00%, 7/25/34	7,233,610 [d]	7,561,825
Grantor Trust,
Ser. 2001-T11, Cl. B,
5.50%, 9/25/11	285,000 [d]	304,790
Pass-Through Ctfs.,
Ser. 1988-16, Cl. B, 9.50%,
6/25/18	108,031 [d]	121,900
Government National Mortgage Association I:
5.50%, 4/15/33	3,536,759	3,702,883
6.00%, 1/15/29	34,538	36,640
6.50%, 4/15/28—9/15/32	87,075	94,104
7.00%, 12/15/26—9/15/31	22,784	25,059
7.50%, 12/15/26—11/15/30	6,578	7,352
8.00%, 1/15/30—10/15/30	20,390	23,136
8.50%, 4/15/25	5,565	6,366
9.00%, 10/15/27	10,552	12,178
9.50%, 2/15/25	3,769	4,320
9.50%, 11/15/17	158,530	172,349
Ser. 2004-43, Cl. A, 2.82%, 12/16/19	676,704	682,898
Ser. 2003-88, Cl. AC, 2.91%, 6/16/18	58,808	59,405
Ser. 2004-23, Cl. B, 2.95%, 3/16/19	634,819	636,850

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
Ser. 2004-57, Cl. A, 3.02%, 1/16/19	236,024	238,079
Ser. 2007-46, Cl. A, 3.14%, 11/16/29	2,931,684	2,954,079
Ser. 2004-25, Cl. AC, 3.38%, 1/16/23	305,924	307,379
Ser. 2004-77, Cl. A, 3.40%, 3/16/20	291,296	293,064
Ser. 2004-67, Cl. A, 3.65%, 9/16/17	96,971	97,270
Ser. 2005-90, Cl. A, 3.76%, 9/16/28	1,062,803	1,088,928
Ser. 2005-34, Cl. A, 3.96%, 9/16/21	1,109,130	1,116,781
Ser. 2005-29, Cl. A, 4.02%, 7/16/27	4,692,274	4,827,772
Ser. 2005-9, Cl. A, 4.03%, 5/16/22	115,960	117,987
Ser. 2007-52, Cl. A, 4.05%, 10/16/25	4,533,493	4,639,310
Ser. 2006-66, Cl. A, 4.09%, 1/16/30	1,484,579	1,526,661
Ser. 2004-51, Cl. A, 4.15%, 2/16/18	286,074	289,610
Ser. 2006-9, Cl. A, 4.20%, 8/16/26	198,344	203,222
Ser. 2006-3, Cl. A, 4.21%, 1/16/28	1,289,333	1,324,782
Ser. 2006-55, Cl. A, 4.25%, 7/16/29	1,310,482	1,353,275
Ser. 2006-51, Cl. A, 4.25%, 10/16/30	131,641	136,076
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	2,315,564	2,366,986
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	6,517,640	6,672,892
Ser. 2005-87, Cl. A, 4.45%, 3/16/25	718,227	737,401
Ser. 2004-39, Cl. LC, 5.50%, 12/20/29	6,601,298	6,700,252
Government National Mortgage Association II:
6.50%, 2/20/31—7/20/31	190,960	206,305
7.00%, 11/20/29	555	608
		484,847,895
U.S. Government Securities—3.3%
U.S. Treasury Bonds;
4.25%, 5/15/39	14,518,000	14,372,864
U.S. Treasury Notes:
2.50%, 3/31/13	2,195,000 [c]	2,239,587
3.50%, 2/15/18	16,490,000	16,613,691
3.88%, 10/31/12	350,000 [c]	374,254
4.88%, 4/30/11	3,927,000 [c]	4,191,154
U.S. Treasury Strip;
0.00%, 2/15/36	9,190,000 [i]	2,890,669
		40,682,219
Total Bonds and Notes
(cost $1,377,786,116)		1,358,875,648

The Fund 35

STATEMENT OF INVESTMENTS (continued)

	Principal
Short-Term Investments—6.8%	Amount ($)	Value ($)

U.S. Treasury Bills:
0.14%, 8/6/09	74,000,000	73,999,408
0.17%, 10/15/09	9,408,000 [g]	9,405,140
Total Short-Term Investments
(cost $83,403,159)		83,404,548

Other Investment—1.4%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $17,435,000)	17,435,000 [h]	17,435,000

Investment of Cash Collateral for Securities Loaned—2.5%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $31,008,257)	31,008,257 [h]	31,008,257
Total Investments (cost $1,509,632,532)	121.9%	1,490,723,453
Liabilities, Less Cash and Receivables	(21.9%)	(268,107,406)
Net Assets	100.0%	1,222,616,047

GO—General Obligation

a	Variable rate security—interest rate subject to periodic change.

b	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At July 31, 2009, these securities amounted to $153,819,852 or 12.6% of net assets.

c	All or a portion of these securities are on loan.At July 31, 2009, the total market value of the fund’s securities on loan is $30,184,387 and the total market value of the collateral held by the fund is $31,008,257.

d	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.

As such, the FHFA will oversee the continuing affairs of these companies.

e	Purchased on a forward commitment basis.

f	Notional face amount shown.

g	All or partially held by a broker as collateral for open financial futures, options and swap positions.

h	Investment in affiliated money market mutual fund.

i	Security issued with a zero coupon. Income recognized through the accretion of discount.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)

Corporate Bonds	47.6	State/Government General Obligations	2.1
U.S. Government & Agencies	43.6	Foreign/Governmental	1.1
Asset/Mortgage-Backed	16.8
Short-Term/Money Market Investments	10.7		121.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

July 31, 2009

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 7/31/2009 ($)

Financial Futures Long
U.S. Treasury 2 Year Notes	160	34,652,500	September 2009	264,999
U.S. Treasury 5 Year Notes	683	78,806,459	September 2009	1,683,326
U.S. Treasury 30 Year Bonds	226	26,894,000	September 2009	(188,785)
Financial Futures Short
U.S. Treasury 10 Year Notes	1,362	(159,737,063)	September 2009	(3,933,601)
Gross Unrealized Appreciation				1,948,325
Gross Unrealized Depreciation				(4,122,386)

See notes to financial statements.

The Fund 37

STATEMENT OF OPTIONS WRITTEN

July 31, 2009

	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options:
5-Year USD LIBOR-BBA,
August 2009 @ 2.91	27,064,000 [a]	(196,560)
Federal National Mortgage Association,
August 2009 @ 100	23,535,000 [a]	(198,282)
Federal National Mortgage Association,
September 2009 @ 99.75	23,658,000 [a]	(362,866)
U.S. Treasury 10 Year Notes
August 2009 @ 118.50	10,000,000 [a]	(54,688)
Put Options:
5-Year USD LIBOR-BBA,
August 2009 @ 2.91	27,064,000 [a]	(251,393)
Federal National Mortgage Association,
August 2009 @ 100	23,535,000 [a]	(65,898)
Federal National Mortgage Association,
September 2009 @ 99.75	23,658,000 [a]	(259,363)
U.S. Treasury 10 Year Notes
August 2009 @ 118.50	10,000,000 [a]	(176,562)
(Premiums received $2,160,248)		(1,565,612)

USD—US Dollar LIBOR—London Interbank Offered Rate BBA—British Bankers Association a Non-income producing security. See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $30,184,387)—Note 1(c):
Unaffiliated issuers		1,461,189,275		1,442,280,196
Affiliated issuers			48,443,257	48,443,257
Cash				5,543,967
Cash denominated in foreign currencies			97,043	104,047
Dividends and interest receivable				12,966,562
Receivable for investment securities sold				1,815,967
Unrealized appreciation on forward foreign currency exchange contracts—Note 4				577,440
Receivable for shares of Common Stock subscribed				496,645
Prepaid expenses				72,337
				1,512,300,418
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				833,039
Payable for investment securities purchased				245,073,062
Liability for securities on loan—Note 1(c)				31,008,257
Other liabilities				4,693,735
Unrealized depreciation on swap contracts—Note 4				3,733,570
Payable for shares of Common Stock redeemed				1,731,402
Outstanding options written, at value (premiums received
$2,160,248)—See Statement of Options Written				1,565,612
Payable for futures variation margin—Note 4				524,060
Unrealized depreciation on forward foreign currency exchange contracts—Note 4				120,120
Accrued expenses				401,514
				289,684,371
Net Assets ($)			1,222,616,047
Composition of Net Assets ($):
Paid-in capital				1,375,172,054
Accumulated distributions in excess of investment income—net				(484,701)
Accumulated net realized gain (loss) on investments				(128,313,556)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions
[including ($2,174,061) net unrealized (depreciation) on financial futures]				(23,757,750)
Net Assets ($)			1,222,616,047

Net Asset Value Per Share
	Class A	Class B	Class C	Class I

Net Assets ($)	1,125,877,835	18,918,013	50,196,418	27,623,781
Shares Outstanding	93,802,049	1,575,406	4,183,262	2,302,058
Net Asset Value Per Share ($)	12.00	12.01	12.00	12.00

See notes to financial statements.

The Fund 39

STATEMENT OF OPERATIONS
Year Ended July 31, 2009

Investment Income ($):
Income:
Interest	69,206,728
Income from securities lending	377,854
Dividends:
Unaffiliated issuers	58,658
Affiliated issuers	98,380
Total Income	69,741,620
Expenses:
Management fee—Note 3(a)	5,463,037
Shareholder servicing costs—Note 3(c)	4,881,197
Distribution fees—Note 3(b)	503,206
Prospectus and shareholders’ reports	178,830
Professional fees	97,817
Custodian fees—Note 3(c)	88,641
Registration fees	26,813
Directors’ fees and expenses—Note 3(d)	23,091
Loan commitment fees—Note 2	3,938
Interest expense—Note 2	95
Miscellaneous	400,111
Total Expenses	11,666,776
Less—reduction in expenses due to undertaking—Note 3(a)	(1,140,480)
Less—reduction in fees due to earnings credits—Note 1(c)	(71,142)
Net Expenses	10,455,154
Investment Income—Net	59,286,466
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(83,477,072)
Net realized gain (loss) on options transactions	(1,051,552)
Net realized gain (loss) on financial futures	18,418,239
Net realized gain (loss) on swap transactions	(8,137,290)
Net realized gain (loss) on forward foreign currency exchange contracts	(586,819)
Net Realized Gain (Loss)	(74,834,494)
Change in net unrealized appreciation (depreciation) on investments, financial futures, options transactions, forward foreign currency exchange contracts and swap transactions [including ($2,699,811) net unrealized (depreciation) on financial futures, $595,595 net unrealized appreciation on options transactions,
$978,951 net unrealized appreciation on forward foreign currency exchange
contracts and $5,358,184 net unrealized appreciation on swap transactions]	62,134,455
Net Realized and Unrealized Gain (Loss) on Investments	(12,700,039)
Net Increase in Net Assets Resulting from Operations	46,586,427

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended July 31,

	2009	2008[a]

Operations ($):
Investment income—net	59,286,466	34,780,281
Net realized gain (loss) on investments	(74,834,494)	4,894,569
Change in net unrealized appreciation
(depreciation) on investments	62,134,455	(45,519,071)
Net Increase (Decrease) in Net Assets
Resulting from Operations	46,586,427	(5,844,221)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(54,961,724)	(34,632,229)
Class B Shares	(1,041,319)	(488,129)
Class C Shares	(2,034,388)	(405,909)
Class I Shares	(1,472,323)	(1,832,889)
Net realized gain on investments:
Class A Shares	—	(565,680)
Class I Shares	—	(35,010)
Total Dividends	(59,509,754)	(37,959,846)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	154,083,624	222,507,532
Class B Shares	2,358,381	414,463
Class C Shares	8,135,534	1,748,659
Class I Shares	5,400,642	6,052,135
Net assets received in connection
with reorganization—Note 1	24,536,722	893,043,027
Dividends reinvested:
Class A Shares	48,776,930	32,113,936
Class B Shares	761,622	305,847
Class C Shares	1,552,632	368,060
Class I Shares	753,682	412,193
Cost of shares redeemed:
Class A Shares	(342,729,365)	(240,852,088)
Class B Shares	(24,618,909)	(7,488,161)
Class C Shares	(14,022,262)	(2,626,570)
Class I Shares	(22,162,835)	(27,625,732)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(157,173,602)	878,373,301
Total Increase (Decrease) in Net Assets	(170,096,929)	834,569,234
Net Assets ($):
Beginning of Period	1,392,712,976	558,143,742
End of Period	1,222,616,047	1,392,712,976
Undistributed (distributions in excess of)
investment income—net	(484,701)	3,164,256

The Fund 41

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended July 31,

	2009	2008[a]

Capital Share Transactions:
Class Ab
Shares sold	13,579,025	17,901,918
Shares issued in connection
with reorganization—Note 1	1,676,218	61,527,674
Shares issued for dividends reinvested	4,314,541	2,603,126
Shares redeemed	(30,407,431)	(19,529,043)
Net Increase (Decrease) in Shares Outstanding	(10,837,647)	62,503,675
Class Bb
Shares sold	208,473	34,805
Shares issued in connection
with reorganization—Note 1	—	4,016,826
Shares issued for dividends reinvested	67,640	25,191
Shares redeemed	(2,164,750)	(612,779)
Net Increase (Decrease) in Shares Outstanding	(1,888,637)	3,464,043
Class C
Shares sold	719,901	142,665
Shares issued in connection
with reorganization—Note 1	—	4,614,219
Shares issued for dividends reinvested	137,248	30,342
Shares redeemed	(1,245,418)	(215,695)
Net Increase (Decrease) in Shares Outstanding	(388,269)	4,571,531
Class I
Shares sold	474,157	492,119
Shares issued in connection
with reorganization—Note 1	536,798	2,058,484
Shares issued for dividends reinvested	66,279	33,756
Shares redeemed	(1,988,284)	(2,232,178)
Net Increase (Decrease) in Shares Outstanding	(911,050)	352,181

a	The fund changed to a four class fund on May 13, 2008.The existing Investor and Institutional shares were redesignated as Class A and Class I shares, respectively, and the fund commenced offering Class B and Class C shares.

b	During the period ended July 31, 2009, 1,076,760 Class B shares representing $12,320,922, were automatically converted to 1,076,645 Class A shares and during the period ended July 31, 2008, 373,886 Class B shares representing $4,574,229, were automatically converted to 374,049 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended July 31,

Class A Shares	2009	2008[a]	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	12.02	12.40	12.35	12.75	12.53
Investment Operations:
Investment income—net[b]	.56	.55	.61	.53	.46
Net realized and unrealized
gain (loss) on investments	(.02)	(.32)	.08	(.28)	.31
Total from Investment Operations	.54	.23	.69	.25	.77
Distributions:
Dividends from investment income—net	(.56)	(.60)	(.64)	(.58)	(.55)
Dividends from net realized
gain on investments	—	(.01)	—	(.07)	—
Total Distributions	(.56)	(.61)	(.64)	(.65)	(.55)
Net asset value, end of period	12.00	12.02	12.40	12.35	12.75
Total Return (%)	4.90[c]	1.76[c]	5.74	2.05	6.24
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92	.87	.92	.91	.89
Ratio of net expenses
to average net assets	.82	.80	.80	.80	.80
Ratio of net investment income
to average net assets	4.93	4.53	4.85	4.21	3.63
Portfolio Turnover Rate[d]	343.03	385.86	492.35	439.09	644.23
Net Assets, end of period ($ x 1,000)	1,125,878	1,257,597	522,661	458,856	531,232

a	The fund commenced offering four classes of shares on May 13, 2008.The existing Investor shares were redesignated as Class A shares.

b	Based on average shares outstanding at each month end.

c	Exclusive of sales charge.

d	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2009, 2008, 2007, 2006 and 2005 were 108.07%, 125.60%, 357.70%, 270.18% and 521.83%, respectively.

See notes to financial statements.

The Fund 43

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,

Class B Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	12.01	12.35
Investment Operations:
Investment income—net[b]	.46	.06
Net realized and unrealized gain (loss) on investments	.00[c]	(.29)
Total from Investment Operations	.46	(.23)
Distributions:
Dividends from investment income—net	(.46)	(.11)
Net asset value, end of period	12.01	12.01
Total Return (%)[d]	3.95	(1.77)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.59	1.70[f]
Ratio of net expenses to average net assets[g]	1.59	1.70[f]
Ratio of net investment income to average net assets	4.14	2.43[f]
Portfolio Turnover Rate[h]	343.03	385.86
Net Assets, end of period ($ x 1,000)	18,918	41,588

a	From May 13, 2008 (commencement of initial offering) to July 31, 2008.

b	Based on average shares outstanding at each month end.

c	Amount represents less than $.01 per share.

d	Exclusive of sales charge.

e	Not annualized.

f	Annualized.

g	Expense waivers and/or reimbursements amounted to less than .01%.

h	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2009 and 2008 were 108.07% and 125.60%, respectively.

See notes to financial statements.

	Year Ended July 31,

Class C Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	12.02	12.35
Investment Operations:
Investment income—net[b]	.46	.06
Net realized and unrealized gain (loss) on investments	(.02)	(.28)
Total from Investment Operations	.44	(.22)
Distributions:
Dividends from investment income—net	(.46)	(.11)
Net asset value, end of period	12.00	12.02
Total Return (%)[c]	4.01	(1.81)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.69	1.49[e]
Ratio of net expenses to average net assets[f]	1.69	1.49[e]
Ratio of net investment income to average net assets	4.07	2.64[e]
Portfolio Turnover Rate[g]	343.03	385.86
Net Assets, end of period ($ x 1,000)	50,196	54,928

a	From May 13, 2008 (commencement of initial offering) to July 31, 2008.

b	Based on average shares outstanding at each month end.

c	Exclusive of sales charge.

d	Not annualized.

e	Annualized.

f	Expense waivers and/or reimbursements amounted to less than .01%.

g	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2009 and 2008 were 108.07% and 125.60%, respectively.

See notes to financial statements.

The Fund 45

FINANCIAL HIGHLIGHTS (continued)

		Year Ended July 31,

Class I Shares	2009	2008[a]	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	12.01	12.40	12.34	12.75	12.52
Investment Operations:
Investment income—net[b]	.58	.60	.64	.56	.51
Net realized and unrealized
gain (loss) on investments	.00[c]	(.34)	.09	(.28)	.30
Total from Investment Operations	.58	.26	.73	.28	.81
Distributions:
Dividends from investment income—net	(.59)	(.64)	(.67)	(.62)	(.58)
Dividends from net realized
gain on investments	—	(.01)	—	(.07)	—
Total Distributions	(.59)	(.65)	(.67)	(.69)	(.58)
Net asset value, end of period	12.00	12.01	12.40	12.34	12.75
Total Return (%)	5.27	2.05	6.02	2.35	6.40
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60	.52	.53	.51	.55
Ratio of net expenses
to average net assets	.54	.52[d]	.53[d]	.51[d]	.53
Ratio of net investment income
to average net assets	5.18	4.83	5.10	4.48	3.86
Portfolio Turnover Rate[e]	343.03	385.86	492.35	439.09	644.23
Net Assets, end of period ($ x 1,000)	27,624	38,600	35,482	31,473	27,401

a	The fund commenced offering four classes of shares on May 13, 2008.The existing Institutional shares were redesignated as Class I shares.

b	Based on average shares outstanding at each month end.

c	Amount represents less than $.01 per share.

d	Expense waivers and/or reimbursements amounted to less than .01%.

e	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2009, 2008, 2007, 2006 and 2005 were 108.07%, 125.60%, 357.70%, 270.18% and 521.83%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Intermediate Term Income Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund.The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Directors held on October 16, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Intermediate Term Income Fund” to “Dreyfus Intermediate Term Income Fund”.

As of the close of business on December 17, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Premier Limited Term Income Fund (“Limited Term Income”) were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value. Shareholders of Class A, Class B and Class C shares of Limited Term Income received Class A shares of the fund and shareholders of Class I shares of Limited Term Income received Class I shares of the fund, in each case in an amount equal to the aggregate net asset value of their investment in Limited Term Income at the time of the exchange.The net asset value of the fund’s shares on the close of business December 17, 2008, after the reorganization was $11.09 for Class A, $11.08 for Class I, and a total of 1,676,218 Class A shares and 536,798 Class I shares, representing net assets of $24,536,722 (including $2,679,073 net unrealized depreciation on investments) were issued to shareholders of Limited Term Income in the exchange.The exchange was a tax-free event to the Limited Term Income shareholders.

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

As of the close of business on May 15, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Premier Core Bond Fund (“Premier Core Bond”) were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value. Shareholders of Class A, Class B, Class C and Class I shares of Premier Core Bond received Class A, Class B, Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Premier Core Bond at the time of the exchange. The net asset value of the fund’s shares on the close of business May 15, 2008, after the reorganization was $12.39 for Class A, $12.39 for Class B, $12.39 for Class C and $12.39 for Class I shares, and a total of 32,492,389 Class A shares, 3,766,828 Class B shares, 2,985,185 Class C shares and 1,871,602 Class I shares, representing net assets of $509,426,510 (including $24,013,207 net unrealized depreciation on investments) were issued to shareholders of Premier Core Bond in the exchange.The exchange was a tax-free event to the Premier Core Bond shareholders.

As of the close of business on May 13, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Premier Managed Income Fund (“Premier Managed Income”) were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value. Shareholders of Class A, Class B, Class C and Class I shares of Premier Managed Income received Class A, Class B, Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Premier Managed Income at the time of the exchange.The net asset value of the fund’s shares on the close of business May 13, 2008, after the reorganization was $12.35 for Class A, $12.35 for Class B, $12.35 for Class C and $12.35 for Class I shares, and a total of 7,571,050 Class A shares, 249,998 Class B shares, 1,629,034 Class C shares and 186,882 Class I shares, representing net assets of $119,022,316 (including $2,685,763 net unrealized depreciation on investments) were issued to shareholders of Premier Managed

Income in the exchange. The exchange was a tax-free event to the Premier Managed Income shareholders.

As of the close of business on May 14, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to liabilities, of Dreyfus A Bonds Plus, Inc. (“A Bonds Plus”) were transferred to the fund in exchange for shares of Common Stock of the fund of equal value. Shareholders of A Bonds Plus received Class A shares of the fund, in an amount equal to the aggregate net asset value of their investment in A Bonds Plus at the time of the exchange.The fund’s net asset value on the close of business on May 14, 2008 after the reorganization was $12.33 for Class A shares, and a total of 21,464,235 Class A shares representing net assets of $264,594,201 (including $8,827,883 net unrealized depreciation on investments) were issued to shareholders of A Bonds Plus in the exchange.The exchange was a tax-free event to A Bonds Plus shareholders.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 1.2 billion shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (500 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (500 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swap transactions and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and the asked price. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Directors. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fund adopted Statement of Financial Accounting Standards No.157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 51

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
U.S. Treasury
Securities	—	124,086,767	—	124,086,767
Asset-Backed	—	69,139,696	—	69,139,696
Corporate Bonds	—	581,173,315	—	581,173,315
Foreign Government	—	13,642,320	—	13,642,320
Municipal Bonds	—	25,901,140	—	25,901,140
U.S. Government Agencies/
Mortgage-Backed	—	493,294,733	—	493,294,733
Residential
Mortgage-Backed	—	5,537,592	—	5,537,592
Commercial
Mortgage-Backed	—	129,504,633	—	129,504,633
Mutual Funds	48,443,257	—	—	48,443,257
Other Financial
Instruments†	1,948,325	577,440	—	2,525,765
Liabilities ($)
Other Financial
Instruments†	(5,240,045)	(4,301,643)	—	(9,541,688)

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Foreign currency transactions: The fund does not isolate that por-

tion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the

The Fund 53

NOTES TO FINANCIAL STATEMENTS (continued)

securities in a timely manner. During the period ended July 31, 2009, The Bank of New York Mellon earned $203,460 from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2009, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended July 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2009, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $85,393,312, and unrealized depreciation $24,653,957. In addition, the fund had $42,024,037 of capital losses and $484,701 of currency losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 2009. If not applied, $8,440,328 of the carryover expires in fiscal 2011, $7,653,528 expires in fiscal 2012, $19,091,268 expires in fiscal 2013, $4,661,252 expires in fiscal 2014, $11,616,326 expires in fiscal 2015, $635,541 expires in fiscal 2016 and $33,295,069 expires in fiscal 2017. Based on certain provisions in the code, some of these losses acquired from fund mergers are subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2009 and July 31, 2008 were as follows: ordinary income $59,509,754 and $37,959,846, respectively.

During the period ended July 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage-backed securities, wash sales and capital loss carryovers from a fund merger, foreign currency transactions and a capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $3,425,669, increased accumulated net realized gain (loss) on investments by $3,741,911 and decreased paid-in capital by $316,242. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the “BNYM Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The

The Fund 55

NOTES TO FINANCIAL STATEMENTS (continued)

terms of the BNYM Facility limits the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, in connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the BNYM Facility.

The average amount of borrowings outstanding under the BNYM Facility during the period ended July 31,2009 was approximately $2,800, with a related weighted average annualized interest rate of 3.35%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until December 31, 2009, so that the total annual operating expenses of Class A and Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .85% for Class A and .53% for Class I, respectively. The reduction in expenses, pursuant to the undertaking, amounted to $1,140,480 during the period ended July 31, 2009.

During the period ended July 31, 2009, the Distributor retained $13,779 from commissions earned on sales of the fund’s Class A shares and $67,726 and $9,521 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended July 31, 2009, Class B and Class C shares were charged $130,420 and $372,786, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2009, Class A, Class B and Class C shares were charged $2,774,591, $65,210 and $124,262, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2009, the fund was charged $699,204 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended July 31, 2009, the fund was charged $59,764 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2009, the fund was charged $88,641 pursuant to the custody agreement.

During the period ended July 31, 2009, the fund was charged $5,939 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees

The Fund 57

NOTES TO FINANCIAL STATEMENTS (continued)

$457,413, Rule 12b-1 distribution plan fees $39,568, shareholder services plan fees $248,415, custodian fees $28,713, chief compliance officer fees $2,227 and transfer agency per account fees $158,500, which are offset against an expense reimbursement currently in effect in the amount of $101,797.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, option transactions, financial futures, forward contracts and swap transactions, during the period ended July 31, 2009, amounted to $4,991,167,298 and $5,436,495,850, respectively, of which $3,418,780,664 in purchases and $3,427,325,666 in sales were from mortgage dollar roll transactions.

The fund adopted Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”) which changes the disclosure requirement for derivative instruments and hedging activities. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for FAS 133 hedge accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedging transactions for purposes of FAS 161 disclosure. FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, repectively.All changes to accounting policies and disclosures have been made in accordance with FAS 161 and are incorporated for the current period as part of the disclosures within this Note.

Fair value of derivative instruments as of July 31, 2009 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)

Interest rate risk [1]	1,948,325	Interest rate risk[1,2]	(5,687,998)
Foreign currency risk [3]	577,440	Foreign currency risk[4]	(120,120)
Credit risk	—	Credit risk[5]	(3,733,570)
Gross fair value of
derivatives
contracts	2,525,765		(9,541,688)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation/depreciation of futures contracts as reported on the Statement of Financial Futures, but only the unpaid variation margin is reported within the Statement of Assets and Liabilities.

2	Outstanding options written, at value.

3	Unrealized appreciation on forward foreign currency exchange contracts.

4	Unrealized depreciation on forward foreign currency exchange contracts.

5	Unrealized depreciation on swap contracts.

The effect of derivative instruments on the Statement of Operations the period ended July 31, 2009 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)

			Foreign
			Currency
Underlying risk	Options[6]	Futures[7]	Contracts[8]	Swaps[9]	Total

Interest rate	(1,051,552)	18,418,239	—	306,264	17,672,951
Foreign
currency	—	—	(586,819)	—	(586,819)
Credit	—	—	—	(8,443,554)	(8,443,554)
Total	(1,051,552)	18,418,239	(586,819)	(8,137,290)	8,642,578

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)[10]

			Foreign
			Currency
Underlying risk	Options	Futures	Contracts	Swaps	Total

Interest rate	595,595	(2,699,811)	—	(209,811)	(2,314,027)
Foreign
currency	—	—	978,951	—	978,951
Credit	—	—	—	5,567,995	5,567,995
Total	595,595	(2,699,811)	978,951	5,358,184	4,232,919

Statement of Operations location:

6	Net realized gain (loss) on options transactions.

7	Net realized gain (loss) on financial futures.

8	Net realized gain (loss) on forward foreign currency exchange contracts.

9	Net realized gain (loss) on swap transactions.

[10]	Change in net unrealized appreciation (depreciation) on investments, financial futures, options transactions, forward foreign currency exchange contracts and swap transactions.

The Fund 59

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended July 31, 2009, the average notional value of interest rate contracts was $274,304,745, which represented 32.2% of average net assets.The average notional value of foreign currency contracts was $23,512,389, which represented 2.8% of average net assets. The average notional value of credit contracts was $70,090,538, which represented 8.2% of average net assets.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk (including equity price risk, interest rate risk and foreign currency exchange risk) as a result of changes in value of underlying financial instruments. The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the settlement price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at July 31, 2009 are set forth in the Statement of Financial Futures.

Options: A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.The fund may purchase and write (sell) put and call options primarily to hedge against changes in security prices, or securities that the fund intends to purchase, or against fluctuations in value caused by changes in prevailing market interest rates or other market conditions.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. As a writer of an option, the fund may have no control over whether the underlying securities may be sold

The Fund 61

NOTES TO FINANCIAL STATEMENTS (continued)

(call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended July 31, 2009:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
July 31, 2008	167,726,000	1,669,372
Contracts written	2,056,866,000	19,270,506
Contracts terminated:
Contracts closed	1,134,160,000	10,387,869	19,297,345	(8,909,476)
Contracts expired	921,918,000	8,391,761	—	8,391,761
Total contracts
terminated	2,056,078,000	18,779,630	19,297,345	(517,715)
Contracts outstanding
July 31, 2009	168,514,000	2,160,248

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contracts increases between the date the forward contracts are opened and the date the forward contracts are closed.The fund realizes a gain if the value of the contracts decreases between those dates. With respect to purchases of forward contracts, the fund would incur a loss if the value of the contracts decreases between the date the forward contracts are opened and the date the forward contracts are closed. The fund realizes a gain if the value of the contracts increases between those dates.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at July 31, 2009:

				Unrealized
	Foreign			Appreciation
Forward Foreign Currency Currency				(Depreciation)
Exchange Contracts	Amounts	Cost ($)	Value ($)	at 7/31/2009 (S)

Purchases:
Argentine Peso,
expiring 9/4/2009	22,586,000	5,858,885	5,808,484	(50,401)
Brazilian Real,
expiring 9/4/2009	11,778,000	6,184,300	6,268,144	83,844
British Pound,
expiring 8/28/2009	3,560,000	5,868,304	5,946,432	78,128
Canadian Dollar,
expiring 8/28/2009	6,750,000	6,155,108	6,266,491	111,383
Euro,
expiring 8/28/2009	2,765,000	3,936,005	3,941,202	5,197
Hungary Forint,
expiring
9/4/2009	1,132,590,000	5,861,508	6,020,055	158,547
Russian Ruble,
expiring 9/4/2009	182,996,000	5,836,448	5,766,729	(69,719)
South Korean Won,
expiring
8/28/2009	7,929,310,000	6,347,256	6,454,569	107,313
Turkish Lira,
expiring 9/4/2009	8,900,000	5,970,750	6,003,778	33,028
Gross Unrealized Appreciation				577,440
Gross Unrealized Depreciation				(120,120)

Swaps: The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The Fund 63

NOTES TO FINANCIAL STATEMENTS (continued)

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and /or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward started interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the coun-terparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty. At July 31, 2009, the fund had no open interest rate swaps.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum pay-outs for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement (which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities). Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on corporate and sovereign issues entered into by the fund at July 31, 2009.These potential amounts would be partially offset by any recovery values of the respective referenced

The Fund 65

NOTES TO FINANCIAL STATEMENTS (continued)

obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities.

		(Pay)			Upfront
		Receive	Implied		Premiums	Unrealized
Reference	Notional	Fixed	Credit	Market	Paid	Appreciation
Obligation	Amount ($)[2] Rate (%)		Spread%[3] Value ($)		(Received) ($) (Depreciation) ($)

Sale Contracts:[1]
Northern
Tobacco, 5%,
6/1/2046
12/20/2011†	11,710,000[a]	1.35	9.50	(1,866,785)	—	(1,866,785)
Southern
California
Tobacco, 5%,
6/1/2037
12/20/2011†	11,710,000[a]	1.35	9.50	(1,866,785)	—	(1,866,785)
						(3,733,570)
† Expiration Date
Counterparties:

a	Citibank

1	If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

2	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

3	Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

The fund adopted the Financial Accounting Standards Board (“FASB”) Staff Position No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No.45”(the “FSP”).The FSP amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and also amends

FASB Interpretation No. 45 (“FIN 45”),“Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others”.The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties.The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

At July 31, 2009, the cost of investments for federal income tax purposes was $1,512,122,635; accordingly, accumulated net unrealized depreciation on investments was $21,399,182, consisting of $46,386,087 gross unrealized appreciation and $67,785,269 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through September 25, 2009, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Intermediate Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus Intermediate Term Income Fund (formerly, Dreyfus Premier Intermediate Term Income Fund) (one of the series comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities held as of July 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Term Income Fund at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York September 25, 2009

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 0.14% of the ordinary dividends paid during the fiscal year ended July 31, 2009 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $58,658 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns. Also, the fund hereby designates 98.43% of ordinary income dividends paid during the fiscal year ended July 31, 2009 as qualifying “interest related dividends”.

The Fund 69

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors of the fund held on July 14 and 15, 2009, the Board considered the re-approval for an annual period (through July 29, 2010) of the Management Agreement with Dreyfus for the fund, pursuant to which Dreyfus provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the performance of the fund’s Class A Shares and comparisons to a group of retail front-end load intermediate investment-grade debt funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional intermediate investment grade debt funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2009.The Board members noted that the fund’s total return performance variously was at or below the Performance Group medians for all periods and was below the Performance Universe medians for all periods except one. The Board members noted that the fund’s yield performance was above the Performance Group and Performance Universe medians for all periods except one. Dreyfus representatives noted that the fund’s performance was in the second quartile of its Lipper category for the more recent 3-month and 5-month periods ended May 31, 2009. Representatives of Dreyfus discussed certain factors that affected the fund’s relative performance, including the fund’s consistent investment approach and the impact that the investment environment (as impacted by the housing and credit crises, the Lehman bankruptcy filing, etc.) had on the fund’s investment approach over the last year or more. Dreyfus also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for each of the calendar years for the prior ten years.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the

The Fund 71

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

“Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s contractual management fee was lower than the Expense Group median, and that the actual management fee and expense ratio were lower than the Expense Group and Expense Universe medians. The Board noted that the fund’s actual management fee and expense ratio were lower due to the undertaking by Dreyfus to waive fees and reimburse expenses.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category (the “Similar Funds”), and by other accounts managed by Dreyfus or its affiliates, with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided. The Board also noted the fee waiver and expense reimbursement arrangement and its effect on Dreyfus’ profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement, with respect to the fund. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.

The Fund 73

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board, noting the fund’s total return performance (including its more recent 3-month and 5-month performance) and the impact that the relatively recent investment environment has had on the fund’s performance, was satisfied with the fund’s yield performance and expressed confidence in the fund’s portfolio management team, which continued to apply a consistent investment strategy.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and management fee information, including Dreyfus’ under- taking to limit the fund’s expense ratio (which reduced the fund’s actual management fee and expense ratio), costs of the services pro- vided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement,with respect to the fund, was in the best interests of the fund and its shareholders.

The Fund 75

The Fund 77

NOTES

For More Information

Telephone Call your financial representative or 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Dreyfus Short Term Income Fund

ANNUAL REPORT July 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
25	Statement of Financial Futures
26	Statement of Options Written
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
31	Financial Highlights
34	Notes to Financial Statements
49	Report of Independent Registered
Public Accounting Firm
50	Important Tax Information
51	Information About the Review and Approval
of the Fund’s Management Agreement
55	Board Members Information
57	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Short Term Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short Term Income Fund, covering the 12-month period from August 1, 2008, through July 31, 2009.

The severe recession and banking crisis that dominated the financial markets over much of the past year appear to have eased. Previously frozen credit markets have thawed to an extent, giving businesses improved access to the capital they need to grow. After reaching multi-year lows early in 2009, higher-yielding segments of the bond market staged an impressive rally, while U.S.Treasury securities have experienced significant price volatility since January as a result of recession-related factors and technical supply issues.The U.S. economy remains weak overall, but we have seen encouraging evidence of potential recovery, including signs of healing in the battered housing and manufacturing sectors. Even the unemployment rate, which historically has been a lagging indicator of economic trends, recently showed signs of improvement.

Although these developments give us reasons for optimism, we remain cautious due to the speed and magnitude of the corporate bond market’s 2009 rebound. Indeed, the market’s advance was fueled more by investors’ renewed appetites for risk than improving business fundamentals. We would prefer to see a steadier rise in asset prices supported by more concrete economic data, as the rapid rise increases the possibility that profit-taking could fuel further volatility. In uncertain markets such as this one,even the most seasoned investors can benefit from professional counsel. To determine how your investments should be positioned for any potential challenges and opportunities that lie ahead, we urge you, as always, to talk regularly with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation August 17, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of August 1, 2008, through July 31, 2009, as provided by Peter Vaream and David Bowser, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended July 31, 2009, Dreyfus Short Term Income Fund’s Class B shares produced a total return of 3.96%, Class D shares produced a total return of 4.66% and Class P shares produced a total return of 4.66%.1 In comparison, the fund’s benchmark, the Merrill Lynch 1-5 Year Corporate/Government Index (the “Index”), achieved a total return of 5.56% for the same period.2

The U.S. bond market encountered extreme volatility in the fall of 2008 due to a global financial crisis and recession, but market declines early in the reporting period were offset by a sustained rally in 2009. The fund produced lower returns than its benchmark, as better relative performance during the rally was not enough to fully offset earlier weakness among corporate bonds and mortgage-backed securities.

The Fund’s Investment Approach

The fund seeks to maximize total returns consisting of capital appreciation and current income.To pursue this goal, the fund invests at least 80% of its assets in fixed-income securities of U.S. or foreign issuers rated investment grade or the unrated equivalent as determined by Dreyfus. This may include U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including CMOs) and foreign bonds. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds). Typically, the fund’s portfolio can be expected to have an average effective maturity and an average effective duration of three years or less.

2009 Market Rally Erased Earlier Losses

The reporting period began in the midst of a global banking crisis that produced steep declines among higher yielding bonds, including mort-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

gage-backed, asset-backed and corporate securities. In contrast, U.S. Treasury securities rallied strongly amid a “flight to quality,” causing their yields to fall to unprecedented low levels. Meanwhile, slumping housing markets, rising unemployment and deteriorating consumer confidence led to the longest and deepest recession since the 1930s.

The Federal Reserve Board (the “Fed”) and U.S. government responded aggressively to the downturn. Government officials rescued a number of struggling corporations, and Congress followed up with the $787 billion American Recovery and Reinvestment Act of 2009.The Fed injected massive amounts of liquidity into the banking system and purchased mortgage- and asset-backed debt through unprecedented programs such as the Term Asset-Backed Securities Loan Facility (TALF). In addition, the Fed completed a series of interest-rate reductions by cutting its target for the overnight federal funds rate to an all-time low of 0% to 0.25% by the end of 2008.

As it became clearer in March 2009 that these measures had helped to avert a collapse of the U.S. banking system, investor sentiment began to improve to an extent. Investors capitalized on attractive valuations among higher yielding bonds, sparking springtime rallies that were particularly impressive for investment-grade and high yield corporate bonds. Mortgage-backed securities also rebounded, in part due to massive purchases by the Fed. Conversely, U.S.Treasury securities gave back some of their earlier gains.

Sector Allocation Strategy Produced Mixed Results

The fund began the reporting period with underweighted exposure to U.S. Treasury securities and overweight positions in higher yielding market sectors, including investment-grade corporate bonds and mortgage-backed securities.These higher yielding positions bore the brunt of selling pressure in 2008 as investors deleveraged their portfolios. Although the fund’s investment-grade corporate bond holdings were broadly diversified across industry groups, weakness was especially pronounced among bonds issued by financial companies at the center of the banking crisis.

4

However, higher yielding bonds led the 2009 market rally. Investment-grade corporate securities with BBB ratings fared particularly well, while our focus on 15-year current-coupon mortgages issued by U.S. government agencies benefited from the Fed’s repurchases of mortgage-backed securities.We also maintained a modest position in carefully selected high yield corporate bonds, which are not part of the benchmark but ranked among the market’s better performers over the final five months of the reporting period.

Our interest rate strategies focused primarily on capturing the benefits of falling interest rates for short-term bonds during the flight to quality. Although this strategy proved effective for the fund’s holdings of U.S. government securities, volatility among corporate bonds largely masked the strategy’s impact on the fund’s overall performance.

Maintaining a Disciplined Approach to Security Selection

As of the reporting period’s end, we have maintained the fund’s sector allocation strategy, as we believe that higher yielding bonds have room for further gains. However, we are aware that the bulk of the bond market rally probably is behind us, and we expect the Fed to pare back its remedial programs as the credit markets and U.S. economy recover. Therefore, we believe that security selection will become a more critical determinant of fund performance over the foreseeable future, an environment to which our relative value-oriented approach may be particularly well suited.

August 17, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of Class B shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch 1-5Year Corporate/Government Index is a market value- weighted index that tracks the performance of publicly placed, non-convertible, fixed-rate, coupon- bearing, investment-grade U.S. domestic debt. Maturities of the securities range from one to five years.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Short Term Income Fund Class D shares and the Merrill Lynch 1-5 Year Corporate/Government Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class D shares of Dreyfus Short Term Income Fund on 7/31/99 to a $10,000 investment made in the Merrill Lynch 1-5Year Corporate/Government Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. Performance for Class B and Class P shares will vary from the performance of Class D shares shown above due to differences in charges and expenses.

The fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains an average effective maturity and an average effective duration of three years or less.The Index is an unmanaged performance benchmark including U.S. government and fixed-coupon domestic investment-grade corporate bonds with maturities greater than or equal to one year and less than five years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 7/31/09
Inception
	Date	1 Year	5 Years	10 Years

Class B shares
with applicable redemption charge †	11/1/02	–0.04%	1.88%	3.57%††,†††
without redemption	11/1/02	3.96%	2.23%	3.57%††,†††
Class D shares	8/18/92	4.66%	2.91%	3.72%
Class P shares	11/1/02	4.66%	2.92%	3.75%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short Term Income Fund from February 1, 2009 to July 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended July 31, 2009

	Class B	Class D	Class P

Expenses paid per $1,000†	$ 8.40	$ 4.75	$ 4.70
Ending value (after expenses)	$1,078.90	$1,081.80	$1,081.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended July 31, 2009

	Class B	Class D	Class P

Expenses paid per $1,000†	$ 8.15	$ 4.61	$ 4.56
Ending value (after expenses)	$1,016.71	$1,020.23	$1,020.28

† Expenses are equal to the fund’s annualized expense ratio of 1.63% for Class B, .92% for Class D, and .91%
for Class P, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
July 31, 2009

	Coupon	Maturity	Principal
Bonds and Notes—92.2%	Rate (%)	Date	Amount ($)		Value ($)

Advertising—.0%
Lamar Media,
Gtd. Notes	6.63	8/15/15	89,000		78,765
Aerospace & Defense—.2%
L-3 Communications,
Gtd. Notes, Ser. B	6.38	10/15/15	475,000		458,375
Agriculture—.8%
Altria Group,
Gtd. Notes	8.50	11/10/13	650,000		751,555
Philip Morris International,
Sr. Unscd. Notes	4.88	5/16/13	775,000		819,487
					1,571,042
Asset-Backed Ctfs./
Auto Receivables—2.8%
Americredit Automobile Receivables
Trust, Ser. 2008-AF, Cl. A2A	4.47	1/12/12	193,014		194,085
Americredit Automobile Receivables
Trust, Ser. 2007-CM, Cl. A3A	5.42	5/7/12	822,732		836,139
Americredit Prime Automobile
Receivables, Ser. 2007-1, Cl. E	6.96	3/8/16	389,146	[a]	234,327
Capital Auto Receivables Asset
Trust, Ser. 2006-2, Cl. B	5.07	12/15/11	485,000		485,478
Capital One Auto Finance Trust,
Ser. 2007-C, Cl. A3A	5.13	4/16/12	883,474		890,374
Ford Credit Auto Owner Trust,
Ser. 2006-C, Cl. B	5.30	6/15/12	1,875,000		1,875,943
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. D	7.05	12/15/13	300,000	[a]	185,422
Hyundai Auto Receivables Trust,
Ser. 2006-B, Cl. C	5.25	5/15/13	1,060,445		1,057,590
					5,759,358
Asset-Backed Ctfs./Credit Cards—1.1%
Advanta Business Card Master
Trust, Ser. 2007-A1, Cl. A	0.34	1/20/15	118,638	[b]	109,192
Advanta Business Card Master
Trust, Ser. 2005-A2, Cl. A2	0.42	5/20/13	336,142	[b]	309,376
Advanta Business Card Master
Trust, Ser. 2006-A3, Cl. A3	5.30	5/21/12	270,232		254,121
Capital One Multi-Asset Execution
Trust, Ser. 2004-C4, Cl. C4	0.94	6/15/12	620,000		619,138

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Ctfs./
Credit Cards (continued)
Capital One Multi-Asset Execution
Trust, Ser. 2004-B6, Cl. B6	4.15	7/16/12	995,000		1,001,263
					2,293,090
Asset-Backed Ctfs./
Home Equity Loans—2.0%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.14	1/25/34	1,076,610	[b]	960,469
Bayview Financial Acquisition
Trust, Ser. 2005-B, Cl. 1A6	5.21	4/28/39	1,782,635	[b]	1,301,511
Citigroup Mortgage Loan Trust,
Ser. 2005-WF2, Cl. AF7	5.25	8/25/35	1,939,734	[b]	1,275,958
Green Tree Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	219,991		210,910
Residential Asset Mortgage
Products, Ser. 2003-RS9,
Cl. MI1	5.80	10/25/33	511,368	[b]	240,898
Residential Funding Mortgage
Securities II, Ser. 2005-HI3,
Cl. A2	5.09	9/25/35	78,181		76,486
					4,066,232
Automobiles—.3%
DaimlerChrysler,
Gtd. Notes	7.20	9/1/09	250,000		250,677
Goodyear Tire & Rubber,
Gtd. Notes	8.63	12/1/11	460,000	[c]	468,050
					718,727
Banks—7.1%
Barclays Bank,
Sr. Notes	5.20	7/10/14	780,000		809,801
Barclays Bank,
Sr. Unscd. Notes	6.75	5/22/19	700,000		761,353
Barclays Bank,
Sub. Notes	10.18	6/12/21	232,000	[a]	272,955
Charter One Bank,
Sr. Unscd. Notes	5.50	4/26/11	1,435,000		1,457,883
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	2,250,000		2,225,374
JPMorgan Chase & Co.,
Sr. Unscd. Notes	4.85	6/16/11	900,000		940,853

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Banks (continued)
JPMorgan Chase & Co.,
Sr. Unscd. Notes	5.38	1/15/14	2,385,000		2,494,567
M&T Bank,
Sr. Unscd. Bonds	5.38	5/24/12	705,000	[c]	698,635
Morgan Stanley,
Sr. Unscd. Notes	6.00	4/28/15	300,000		310,950
Northern Trust,
Sr. Unscd. Notes	5.30	8/29/11	575,000		614,539
PNC Funding,
Gtd. Notes	5.40	6/10/14	760,000		784,978
Sovereign Bancorp,
Sr. Unscd. Notes	4.80	9/1/10	1,075,000	[b]	1,052,488
SunTrust Preferred Capital I,
Bank Gtd. Notes	5.85	12/31/49	89,000	[b]	51,644
Wells Fargo Bank,
Sub. Notes, Ser. AI	7.55	6/21/10	705,000		743,535
Wells Fargo Capital XIII,
Gtd. Secs.	7.70	12/29/49	1,470,000	[b]	1,279,869
					14,499,424
Building & Construction—.2%
Masco,
Sr. Unscd. Notes	0.94	3/12/10	390,000	[b]	380,672
Chemicals—.8%
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	450,000		494,524
E.I. Du Pont de Nemours,
Sr. Unscd. Notes	5.88	1/15/14	1,100,000		1,216,897
					1,711,421
Commercial & Professional
Services—.6%
Aramark,
Gtd. Notes	8.50	2/1/15	456,000	[c]	461,700
ERAC USA Finance,
Sr. Unscd. Bonds	5.60	5/1/15	720,000	[a]	665,816
					1,127,516
Commercial Mortgage
Pass-Through Ctfs.—9.2%
Banc of America Commercial
Mortgage, Ser. 2005-6, Cl. A1	5.00	9/10/47	802,591		809,357

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Bayview Commercial Asset Trust,
Ser. 2006-SP1, Cl. A1	0.56	4/25/36	107,749	[a,b]	64,455
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A	0.65	4/25/34	254,488	[a,b]	178,980
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. M2	1.49	4/25/34	351,246	[a,b]	169,752
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. B2	1.99	4/25/36	133,113	[a,b]	27,123
Bayview Commercial Asset Trust,
Ser. 2005-4A, Cl. B2	2.69	1/25/36	419,061	[a,b]	100,755
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. B3	3.29	11/25/35	151,285	[a,b]	40,195
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. AAB	5.69	9/11/38	375,000	[b]	382,230
Citigroup Commercial Mortgage
Trust, Ser. 2006-C5, Cl. A1	5.27	10/15/49	898,758		911,817
Credit Suisse Mortgage Capital
Certificates, Ser. 2006-C1, Cl. A2	5.51	2/15/39	1,200,000		1,213,711
Crown Castle Towers,
Ser. 2006-1A, Cl. AFX	5.24	11/15/36	1,300,000	[a]	1,274,000
Crown Castle Towers,
Ser. 2006-1A, Cl. B	5.36	11/15/36	460,000	[a]	450,800
Crown Castle Towers,
Ser. 2006-1A, Cl. C	5.47	11/15/36	1,035,000	[a]	1,014,300
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	1,920,000	[a]	1,900,800
CS First Boston Mortgage
Securities, Ser. 2005-C4, Cl. A2	5.02	8/15/38	1,250,000		1,259,315
First Union National Bank
Commercial Mortgage Trust,
Ser. 2001-C2, Cl. A2	6.66	1/12/43	392,945		408,486
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. B	0.55	3/6/20	1,630,000	[a,b]	1,200,258
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. F	0.78	3/6/20	730,000	[a,b]	509,973
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. K	1.35	3/6/20	350,000	[a,b]	236,252

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP5, Cl. A1	5.04	12/15/44	1,520,488		1,531,355
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2001-CIBC, Cl. D	6.75	3/15/33	955,000		912,563
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A2	5.22	11/12/37	350,000	[b]	355,460
Morgan Stanley Capital I,
Ser. 2005-HQ5, Cl. A2	4.81	1/14/42	704,187		710,361
Morgan Stanley Dean Witter Capital
I, Ser. 2001-TOP3, Cl. A4	6.39	7/15/33	1,353,671		1,409,255
SBA CMBS Trust,
Ser. 2006-1A, Cl. A	5.31	11/15/36	1,695,000	[a]	1,678,050
					18,749,603
Computers—.4%
Hewlett-Packard,
Sr. Unscd. Notes	2.25	5/27/11	405,000		411,124
Hewlett-Parkard,
Notes	2.95	8/15/12	410,000		420,323
					831,447
Diversified Financial
Services—5.4%
American Express Credit,
Sr. Unscd. Notes	1.69	5/27/10	530,000	[b]	527,363
American Express,
Sr. Unscd. Notes	7.25	5/20/14	840,000		908,959
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	212,000	[b]	163,441
Amvescap,
Gtd. Notes	5.38	2/27/13	380,000		362,047
Capital One Bank USA,
Sub. Notes	8.80	7/15/19	765,000		831,191
Capmark Financial Group,
Gtd. Notes	7.88	5/10/12	430,000	[b]	104,235
Caterpillar Financial Services,
Sr. Unscd. Notes	5.13	10/12/11	765,000		803,987

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
Caterpillar Financial Services,
Sr. Unscd. Notes	6.13	2/17/14	725,000		792,038
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	280,000		281,261
Credit Suisse Guernsey,
Jr. Sub. Notes	5.86	12/29/49	660,000	[b]	442,822
Credit Suisse USA,
Gtd. Notes	5.50	8/16/11	1,255,000		1,339,455
Fresenius US Finance II,
Gtd. Notes	9.00	7/15/15	460,000	[a]	499,100
General Electric Capital,
Sr. Unscd. Notes	4.80	5/1/13	1,155,000	[c]	1,178,437
General Electric Capital,
Sr. Unscd. Notes, Ser. A	5.45	1/15/13	900,000	[c]	938,975
General Electric Capital,
Sr. Unscd. Notes	5.90	5/13/14	245,000		260,830
Goldman Sachs Capital II,
Gtd. Bonds	5.79	12/29/49	150,000	[b]	107,250
HSBC Finance Capital Trust IX,
Gtd. Notes	5.91	11/30/35	970,000	[b]	543,200
Hutchison Whampoa International,
Gtd. Notes	7.63	4/9/19	220,000	[a]	252,539
Jefferies Group,
Sr. Unscd. Notes	7.75	3/15/12	368,000		378,329
Leucadia National,
Sr. Unscd. Notes	7.00	8/15/13	270,000		259,875
					10,975,334
Electric Utilities—5.6%
AES,
Sr. Unscd. Notes	7.75	10/15/15	470,000		457,075
Appalachian Power,
Sr. Unscd. Notes, Ser. O	5.65	8/15/12	315,000		331,303
Columbus Southern Power,
Sr. Unscd. Notes	6.05	5/1/18	150,000		158,568
CommonWealth Edison,
First Mortgage Bonds, Ser. 102	4.74	8/15/10	330,000		336,931
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	800,000		866,170

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Electric Utilities (continued)
Consumers Energy,
First Mortgage Bonds	6.70	9/15/19	410,000	[c]	464,904
Enel Finance International,
Gtd. Notes	5.70	1/15/13	250,000	[a]	266,993
FirstEnergy,
Sr. Unscd. Notes, Ser. B	6.45	11/15/11	1,090,000		1,163,341
FPL Group Capital,
Gtd. Debs.	5.63	9/1/11	1,520,000		1,626,978
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	724,000		764,696
Nevada Power,
Mortgage Notes	7.13	3/15/19	745,000		835,801
NiSource Finance,
Gtd. Notes	1.23	11/23/09	641,000	[b]	637,001
NiSource Finance,
Gtd. Notes	6.15	3/1/13	545,000		545,219
PacifiCorp,
First Mortgage Bonds	6.90	11/15/11	2,265,000		2,507,939
Southern,
Sr. Unscd. Notes, Ser. A	5.30	1/15/12	362,000	[c]	385,681
					11,348,600
Environmental Control—1.1%
Allied Waste North America,
Sr. Unscd. Notes, Ser. B	7.13	5/15/16	210,000		217,115
Allied Waste North America,
Sr. Unscd. Notes	7.25	3/15/15	310,000		321,218
Veolia Environnement,
Sr. Unscd. Notes	5.25	6/3/13	920,000		957,873
Waste Management,
Gtd. Notes	6.38	3/11/15	725,000		767,169
					2,263,375
Food & Beverages—3.4%
Anheuser-Busch InBev Worldwide,
Gtd. Notes	7.20	1/15/14	865,000	[a,c]	962,332
Bottling Group,
Gtd. Notes	6.95	3/15/14	640,000		744,040
Cola-Cola,
Sr. Unscd. Notes	3.63	3/15/14	725,000		747,990

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Food & Beverages (continued)
Delhaize Group,
Sr. Unscd. Notes	6.50	6/15/17	185,000		195,685
Diageo Capital,
Gtd. Notes	7.38	1/15/14	975,000		1,121,095
Kraft Foods,
Sr. Unscd. Notes	6.00	2/11/13	145,000		157,082
Kroger,
Gtd. Notes	6.40	8/15/17	270,000		295,205
Kroger,
Gtd. Notes	6.75	4/15/12	430,000		470,006
PepsiAmericas,
Notes	4.38	2/15/14	730,000	[c]	752,778
Safeway,
Sr. Unscd. Notes	6.25	3/15/14	705,000		773,219
Stater Brothers Holdings,
Gtd. Notes	7.75	4/15/15	116,000		112,520
Stater Brothers Holdings,
Gtd. Notes	8.13	6/15/12	131,000		132,965
SUPERVALU,
Sr. Unscd. Bonds	7.50	5/15/12	175,000		177,188
SUPERVALU,
Sr. Unscd. Bonds	7.50	11/15/14	50,000		48,625
SUPERVALU,
Sr. Unscd. Notes	8.00	5/1/16	235,000		234,413
					6,925,143
Foreign/Governmental—1.1%
Federal Republic of Brazil,
Sr. Unscd. Notes	7.88	3/7/15	410,000	[c]	473,960
Province of Quebec,
Unscd. Debs., Ser. PJ	6.13	1/22/11	685,000		733,764
Republic of Italy,
Sr. Unscd. Notes	3.50	7/15/11	700,000		723,442
United Mexican States,
Unscd. Notes, Ser. A	5.88	1/15/14	225,000		237,938
					2,169,104
Health Care—2.6%
Abbott Laboratories,
Sr. Unscd. Notes	5.13	4/1/19	725,000		767,388
American Home Products,
Sr. Unscd. Notes	6.95	3/15/11	1,150,000	[b]	1,243,505

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Health Care (continued)
Community Health Systems,
Gtd. Notes	8.88	7/15/15	460,000		476,100
Davita,
Gtd. Notes	6.63	3/15/13	470,000		464,125
Lincoln National,
Sr. Unscd. Notes	8.75	7/1/19	475,000		523,799
Medco Health Solutions,
Sr. Unscd. Notes	7.25	8/15/13	725,000		800,917
UnitedHealth Group,
Sr. Unscd. Notes	5.50	11/15/12	450,000		472,157
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	190,000		190,387
Wellpoint,
Sr. Unscd. Notes	6.00	2/15/14	275,000		286,184
					5,224,562
Machinery—.1%
Terex,
Gtd. Notes	7.38	1/15/14	205,000		196,288
Manufacturing—.3%
Bombardier,
Sr. Unscd. Notes	8.00	11/15/14	600,000	[a]	582,000
Media—4.5%
British Sky Broadcasting,
Gtd. Notes	6.10	2/15/18	1,025,000	[a]	1,047,093
Cablevision Systems,
Sr. Unscd. Notes, Ser. B	8.00	4/15/12	60,000	[b,c]	61,350
Comcast,
Gtd. Notes	5.50	3/15/11	1,134,000		1,192,814
Cox Communications,
Notes	6.25	6/1/18	295,000	[a]	312,919
CSC Holdings,
Sr. Unscd. Notes	8.50	4/15/14	100,000	[a]	103,500
CSC Holdings,
Sr. Unscd. Notes	8.63	2/15/19	300,000	[a]	310,500
Dish DBS,
Gtd. Notes	7.75	5/31/15	265,000		266,988
News America,
Gtd. Notes	5.30	12/15/14	735,000		764,783
Reed Elsevier Capital,
Gtd. Notes	4.63	6/15/12	310,000		312,526

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Media (continued)
Reed Elsevier Capital,
Gtd. Notes	7.75	1/15/14	900,000		1,021,061
Time Warner Cable,
Gtd. Notes	5.40	7/2/12	1,400,000		1,495,976
Time Warner Cable,
Gtd. Notes	6.20	7/1/13	1,380,000		1,499,939
Time Warner,
Gtd. Notes	6.75	4/15/11	695,000		741,231
					9,130,680
Mining—.8%
BHP Billiton Finance USA,
Gtd. Notes	5.50	4/1/14	460,000		500,176
Rio Tinto Finance USA,
Gtd. Notes	5.88	7/15/13	540,000		572,469
Teck Resources,
Sr. Scd. Notes	10.25	5/15/16	50,000	[a]	56,875
Teck Resources,
Sr. Scd. Notes	10.75	5/15/19	360,000	[a]	420,750
					1,550,270
Office And Business Equipment—.4%
Xerox,
Sr. Unscd. Notes	8.25	5/15/14	730,000		796,175
Oil & Gas—2.8%
Amerada Hess,
Sr. Unscd. Notes	6.65	8/15/11	945,000		1,015,371
Anadarko Petroleum,
Sr. Unscd. Notes	8.70	3/15/19	435,000		517,158
Chesapeake Energy,
Gtd. Notes	7.50	6/15/14	150,000		148,875
Chesapeake Energy,
Gtd. Notes	9.50	2/15/15	960,000		1,023,600
Husky Energy,
Sr. Notes	5.90	6/15/14	725,000		780,158
Marathon Oil,
Sr. Unscd. Notes	6.50	2/15/14	445,000		491,135
Range Resources,
Gtd. Notes	8.00	5/15/19	690,000	[c]	705,525
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	435,000		478,191

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Oil & Gas (continued)
Valero Energy,
Sr. Unscd. Notes	9.38	3/15/19	435,000	[c]	505,607
					5,665,620
Packaging & Containers—.8%
Bemis Company,
Sr. Unscd. Notes	5.65	8/1/14	435,000		456,418
Crown Americas,
Gtd. Notes	7.63	11/15/13	690,000	[c]	707,250
Owens Brockway Glass Container,
Gtd. Notes	6.75	12/1/14	400,000		391,000
Owens Brockway Glass Container,
Gtd. Notes	7.38	5/15/16	50,000	[a]	49,750
					1,604,418
Paper & Paper Related—.3%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	205,000	[a]	199,875
Georgia-Pacific,
Gtd. Notes	8.25	5/1/16	310,000	[a]	322,400
					522,275
Pipelines—1.7%
El Paso,
Sr. Unscd. Notes	8.25	2/15/16	485,000		497,125
Enterprise Products Operating,
Gtd. Notes, Ser. F	4.63	10/15/09	2,045,000		2,050,654
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	5.63	2/15/15	910,000		962,635
					3,510,414
Property & Casualty
Insurance—1.5%
Jackson National Life Global
Funding, Sr. Scd. Notes	5.38	5/8/13	590,000	[a]	583,045
Metropolitan Life Global Funding
I, Sr. Scd. Notes	5.13	4/10/13	1,000,000	[a]	1,020,406
Nippon Life Insurance,
Sub. Notes	4.88	8/9/10	1,050,000	[a]	1,049,195
Prudential Financial,
Sr. Unscd. Notes	5.10	12/14/11	485,000		482,513
					3,135,159

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Real Estate
Investment Trusts—2.9%
Arden Realty,
Sr. Unscd. Notes	5.25	3/1/15	475,000		477,985
Duke Realty,
Sr. Unscd. Notes	5.88	8/15/12	600,000		549,853
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	345,000		313,511
Federal Realty Investment Trust,
Sr. Unscd. Notes	6.00	7/15/12	305,000		295,307
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	1,165,000		1,031,611
HRPT Properties Trust,
Sr. Unscd. Notes	1.22	3/16/11	462,000	[b]	405,409
Liberty Property,
Sr. Unscd. Notes	5.50	12/15/16	165,000		135,702
Mack-Cali Realty,
Sr. Unscd. Notes	5.05	4/15/10	550,000		549,076
Mack-Cali Realty,
Sr. Unscd. Notes	5.25	1/15/12	300,000		273,536
Regency Centers,
Gtd. Notes	5.88	6/15/17	370,000		315,588
Simon Property Group,
Sr. Unscd. Notes	5.00	3/1/12	503,000		509,445
WEA Finance,
Sr. Notes	7.13	4/15/18	660,000	[a]	641,189
WEA Finance,
Gtd. Notes	7.50	6/2/14	320,000	[a]	326,620
					5,824,832
Residential Mortgage
Pass-Through Ctfs.—.3%
ChaseFlex Trust,
Ser. 2006-2, Cl. A1A	5.59	9/25/36	23,001	[b]	22,644
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	5.32	12/25/34	467,972	[b]	335,816
Impac Secured Assets CMN
Owner Trust, Ser. 2006-1,
Cl. 2A1	0.64	5/25/36	439,589	[b]	305,073
					663,533

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Retail—.2%
Staples,
Gtd. Notes	9.75	1/15/14	405,000	[c]	474,903
State/Territory General Obligations—1.3%
Erie Tobacco Asset Securitization
Corporation, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/28	815,000		625,961
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.31	6/1/34	790,000		532,160
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	2,082,000		1,542,054
					2,700,175
Telecommunications—3.2%
AT & T,
Gtd. Notes	7.30	11/15/11	565,000	[b,c]	627,927
CC Holdings GS V,
Sr. Scd. Notes	7.75	5/1/17	895,000	[a]	917,375
Cisco Systems,
Sr. Unscd. Notes	4.95	2/15/19	780,000		820,841
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	1,230,000		1,271,054
Telefonica Emisiones,
Gtd. Notes	5.98	6/20/11	675,000		723,530
Verizon Communications,
Sr. Unscd. Notes	7.35	4/1/39	350,000		423,871
Verizon Wireless Capital,
Sr. Unscd. Notes	5.55	2/1/14	1,100,000	[a]	1,197,494
Vodafone Group,
Sr. Unscd. Notes	5.00	9/15/15	450,000		467,143
					6,449,235
Textiles & Apparel—.4%
Mohawk Industries,
Sr. Unscd. Notes	6.25	1/15/11	805,000	[b]	798,716
Transportation—1.0%
Canadian National Railway,
Sr. Unscd. Notes	4.95	1/15/14	735,000		778,997

The Fund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Transportation (continued)
Norfolk Southern,
Sr. Unscd. Notes	8.63	5/15/10	1,250,000	1,320,869
				2,099,866
U.S. Government Agencies—7.3%
Federal Home Loan Mortgage Corp.,
Notes	4.50	7/15/13	4,940,000 [d]	5,334,731
Federal National Mortgage
Association, Bonds, Ser. 1	4.75	11/19/12	8,638,000 [d]	9,403,655
Federal National Mortgage
Association, Notes	5.38	11/15/11	75,000 [d]	81,762
				14,820,148
U.S. Government Agencies/
Mortgage-Backed—6.4%
Federal Home Loan Mortgage Corp.:
3.50%, 9/1/10			195,022 [d]	196,228
4.00%, 3/1/10—4/1/10			4,653,410 [d]	4,728,256
6.50%, 6/1/32			2,673 [d]	2,880
Stripped Security, Interest Only Class,
Ser. 1987, Cl. PI, 7.00%, 9/15/12			41,663 [d,e]	2,794
Federal National Mortgage Association:
4.00%, 2/1/10—5/1/10			1,252,772 [d]	1,268,155
Gtd. Pass-Through Ctfs., Ser. 2003-49,
Cl. JE, 3.00%, 4/25/33			465,650 [d]	449,850
Government National Mortgage Association I:
Ser. 2005-90, Cl. A, 3.76%, 9/16/28			1,659,464	1,700,255
Ser. 2005-34, Cl. A, 3.96%, 9/16/21			611,609	615,828
Ser. 2005-29, Cl. A, 4.02%, 7/16/27			1,122,937	1,155,364
Ser. 2006-3, Cl. A, 4.21%, 1/16/28			1,393,873	1,432,197
Ser. 2006-5, Cl. A, 4.24%, 7/16/29			143,821	148,344

22

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	546,531	558,668
Ser. 2005-87, Cl. A, 4.45%, 3/16/25	750,874	770,920
Government National Mortgage Association II:
7.00%, 12/20/30—4/20/31	19,321	21,205
7.50%, 11/20/29—12/20/30	20,421	22,757
		13,073,701
U.S. Government Securities—11.3%
U.S. Treasury Notes:
2.50%, 3/31/13	4,680,000 [c]	4,775,065
3.50%, 2/15/18	1,652,000	1,664,392
4.88%, 4/30/11	5,231,000 [c]	5,582,868
4.88%, 5/31/11	10,280,000 [c]	10,998,397
		23,020,722
Total Bonds and Notes
(cost $188,330,490)		187,770,920

Short-Term Investments—.1%

U.S. Treasury Bills;
0.17%, 10/15/09
(cost $229,916)	230,000 [f]	229,930

Other Investment—6.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $13,802,000)	13,802,000 [g]	13,802,000

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—13.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $26,818,552)	26,818,552 [g]	26,818,552

Total Investments (cost $229,180,958)	112.2%	228,621,402
Liabilities, Less Cash and Receivables	(12.2%)	(24,929,866)
Net Assets	100.0%	203,691,536

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At July 31, 2009, these securities amounted to $21,326,163 or 10.5% of net assets.

b	Variable rate security—interest rate subject to periodic change.

c	All or a portion of these securities are on loan.At July 31, 2009, the total market value of the fund’s securities on loan is $26,002,496 and the total market value of the collateral held by the fund is $26,818,552.

d	On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.

e	Notional face amount shown.

f	All or partially held by a broker as collateral for open financial futures positions.

g	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Corporate Bonds	49.4	Asset/Mortgage-Backed	15.4
U.S. Government & Agencies	25.0	State/Government General Obligations	1.3
Short-Term/		Foreign/Governmental	1.1
Money Market Investments	20.0		112.2

† Based on net assets.
See notes to financial statements.

24

STATEMENT OF FINANCIAL FUTURES July 31, 2009

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 7/31/2009 ($)

Financial Futures Long
U.S. Treasury 2 Year Notes	286	61,941,342	September 2009	114,967
Financial Futures Short
U.S. Treasury 10 Year Notes	168	(19,703,250)	September 2009	(457,844)

See notes to financial statements.

The Fund 25

STATEMENT OF OPTIONS WRITTEN
July 31, 2009

	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options:
5-Year USD LIBOR-BBA,
August 2009 @ 2.91	4,469,000 [a]	(32,457)
Federal National Mortgage Association,
August 2009 @ 100	3,814,000 [a]	(32,133)
Federal National Mortgage Association,
September 2009 @ 99.75	1,935,000 [a]	(29,679)
Put Options:
5-Year USD LIBOR-BBA,
August 2009 @ 2.91	4,469,000 [a]	(41,512)
Federal National Mortgage Association,
August 2009 @ 100	3,814,000 [a]	(10,680)
Federal National Mortgage Association,
September 2009 @ 99.75	1,935,000 [a]	(21,213)
(Premiums received $251,474)		(167,674)

USD—US Dollar LIBOR—London Interbank Offered Rate BBA—British Bankers Association a Non-income producing security. See notes to financial statements.

26

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2009

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $26,002,496)—Note 1(c):
Unaffiliated issuers		188,560,406	188,000,850
Affiliated issuers		40,620,552	40,620,552
Cash			446,811
Dividends and interest receivable			2,077,716
Receivable for investment securities sold			275,282
Receivable for shares of Common Stock subscribed			48,208
Prepaid expenses			9,775
			231,479,194
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			176,004
Liability for securities on loan—Note 1(c)			26,818,552
Payable for investment securities purchased			317,695
Outstanding options written, at value (premiums received
$251,474)—See Statement of Options Written			167,674
Payable for shares of Common Stock redeemed			135,059
Payable for futures variation margin—Note 4			76,500
Accrued expenses			96,174
			27,787,658
Net Assets ($)			203,691,536
Composition of Net Assets ($):
Paid-in capital			301,576,576
Accumulated undistributed investment income—net			46,437
Accumulated net realized gain (loss) on investments			(97,112,844)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($342,877) net unrealized
(depreciation) on financial futures]			(818,633)
Net Assets ($)			203,691,536

Net Asset Value Per Share
	Class B	Class D	Class P

Net Assets ($)	2,478,667	199,862,691	1,350,178
Shares Outstanding	239,645	19,324,748	130,385
Net Asset Value Per Share ($)	10.34	10.34	10.36

See notes to financial statements.

The Fund 27

STATEMENT OF OPERATIONS
Year Ended July 31, 2009

Investment Income ($):
Income:
Interest	9,794,151
Income from securities lending	174,611
Dividends;
Affiliated issuers	25,365
Total Income	9,994,127
Expenses:
Management fee—Note 3(a)	962,503
Shareholder servicing costs—Note 3(c)	660,594
Professional fees	58,738
Registration fees	46,258
Prospectus and shareholders’ reports	35,953
Custodian fees—Note 3(c)	22,292
Distribution fees—Note 3(b)	17,306
Directors’ fees and expenses—Note 3(d)	609
Loan commitment fees—Note 2	519
Miscellaneous	55,740
Total Expenses	1,860,512
Less—reduction in fees due to earnings credits—Note 1(c)	(14,397)
Net Expenses	1,846,115
Investment Income—Net	8,148,012
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(11,003,199)
Net realized gain (loss) on options transactions	68,766
Net realized gain (loss) on financial futures	2,096,470
Net realized gain (loss) on swap transactions	115,029
Net realized gain (loss) on forward foreign currency exchange contracts	49,469
Net Realized Gain (Loss)	(8,673,465)
Change in net unrealized appreciation (depreciation) on investments, financial futures, options transactions, swap transactions and foreign currency transactions [including ($527,807) net unrealized (depreciation) on financial futures, $83,800 net unrealized appreciation on options transactions and
($78,804) net unrealized (depreciation) on swap transactions]	8,704,819
Net Realized and Unrealized Gain (Loss) on Investments	31,354
Net Increase in Net Assets Resulting from Operations	8,179,366

See notes to financial statements.

28

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended July 31,

	2009	2008

Operations ($):
Investment income—net	8,148,012	10,539,085
Net realized gain (loss) on investments	(8,673,465)	(3,954,000)
Change in net unrealized appreciation
(depreciation) on investments	8,704,819	(6,286,872)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,179,366	298,213
Dividends to Shareholders from ($):
Investment income—net:
Class B Shares	(128,317)	(192,456)
Class D Shares	(8,373,648)	(10,721,636)
Class P Shares	(59,185)	(130,016)
Net realized gain on investments:
Class B Shares	—	(3,083)
Class D Shares	—	(145,939)
Class P Shares	—	(1,822)
Total Dividends	(8,561,150)	(11,194,952)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class B Shares	1,046,260	519,129
Class D Shares	30,887,353	21,113,476
Class P Shares	256,496	80,000
Dividends reinvested:
Class B Shares	112,985	166,604
Class D Shares	7,133,067	9,378,797
Class P Shares	52,104	63,383
Cost of shares redeemed:
Class B Shares	(3,020,546)	(1,788,927)
Class D Shares	(51,840,666)	(67,136,832)
Class P Shares	(629,241)	(1,640,577)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(16,002,188)	(39,244,947)
Total Increase (Decrease) in Net Assets	(16,383,972)	(50,141,686)
Net Assets ($):
Beginning of Period	220,075,508	270,217,194
End of Period	203,691,536	220,075,508
Undistributed investment income—net	46,437	50,863

The Fund 29

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended July 31,

	2009	2008

Capital Share Transactions:
Class Ba
Shares sold	105,413	48,463
Shares issued for dividends reinvested	11,436	15,652
Shares redeemed	(305,093)	(167,919)
Net Increase (Decrease) in Shares Outstanding	(188,244)	(103,804)
Class Da
Shares sold	3,095,472	1,978,132
Shares issued for dividends reinvested	718,610	880,395
Shares redeemed	(5,211,091)	(6,292,035)
Net Increase (Decrease) in Shares Outstanding	(1,397,009)	(3,433,508)
Class P
Shares sold	25,431	7,416
Shares issued for dividends reinvested	5,249	5,948
Shares redeemed	(62,618)	(156,676)
Net Increase (Decrease) in Shares Outstanding	(31,938)	(143,312)

a	During the year ended July 31, 2009, 117,232 Class B shares representing $1,153,445 were automatically converted to 117,182 Class D shares and during the period ended July 31, 2008, 40,832 Class B shares representing $437,273 were automatically converted to 40,830 Class D shares.

See notes to financial statements.

30

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended July 31,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	10.32	10.81	10.82	11.03	11.13
Investment Operations:
Investment income—net[a]	.34	.38	.38	.32	.21
Net realized and unrealized
gain (loss) on investments	.05	(.46)	.03	(.12)	.05
Total from Investment Operations	.39	(.08)	.41	.20	.26
Distributions:
Dividends from investment income—net	(.37)	(.40)	(.42)	(.39)	(.35)
Dividends from net realized
gain on investments	—	(.01)	—	(.02)	(.01)
Total Distributions	(.37)	(.41)	(.42)	(.41)	(.36)
Net asset value, end of period	10.34	10.32	10.81	10.82	11.03
Total Return (%)[b]	3.96	(.78)	3.84	1.81	2.37
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.70	1.57	1.56	1.50	1.50
Ratio of net expenses
to average net assets	1.70[c]	1.57[c]	1.56	1.50	1.50
Ratio of net investment income
to average net assets	3.50	3.62	3.46	2.92	1.88
Portfolio Turnover Rate	99.46[d]	86.45[d]	146.57	181.07[d] 494.93[d]
Net Assets, end of period ($ x 1,000)	2,479	4,417	5,746	7,905	11,586

a	Based on average shares outstanding at each month end.

b	Exclusive of sales charge.

c	Expense waivers and/or reimbursements amounted to less than .01%.

d	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2009, 2008, 2006 and 2005, were 98.62%, 86.39%, 169.73% and 463.30% , respectively.

See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended July 31,

Class D Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	10.33	10.81	10.82	11.03	11.13
Investment Operations:
Investment income—net[a]	.42	.46	.45	.39	.28
Net realized and unrealized
gain (loss) on investments	.03	(.45)	.03	(.12)	.05
Total from Investment Operations	.45	.01	.48	.27	.33
Distributions:
Dividends from investment income—net	(.44)	(.48)	(.49)	(.46)	(.42)
Dividends from net realized
gain on investments	—	(.01)	—	(.02)	(.01)
Total Distributions	(.44)	(.49)	(.49)	(.48)	(.43)
Net asset value, end of period	10.34	10.33	10.81	10.82	11.03
Total Return (%)	4.66	.02	4.49	2.48	2.99
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.89	.90	.86	.88
Ratio of net expenses
to average net assets	.95[b]	.89[b]	.90	.86	.88
Ratio of net investment income
to average net assets	4.25	4.30	4.12	3.55	2.52
Portfolio Turnover Rate	99.46[c]	86.45[c]	146.57	181.07[c] 494.93[c]
Net Assets, end of period ($ x 1,000)	199,863	213,980	261,164	315,555	434,779

a	Based on average shares outstanding at each month end.

b	Expense waivers and/or reimbursements amounted to less than .01%.

c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2009, 2008, 2006 and 2005, were 98.62%, 86.39%, 169.73% and 463.30% , respectively.

See notes to financial statements.

32

		Year Ended July 31,

Class P Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	10.34	10.82	10.83	11.04	11.15
Investment Operations:
Investment income—net[a]	.42	.47	.45	.39	.30
Net realized and unrealized
gain (loss) on investments	.04	(.46)	.03	(.12)	.02
Total from Investment Operations	.46	.01	.48	.27	.32
Distributions:
Dividends from investment income—net	(.44)	(.48)	(.49)	(.46)	(.42)
Dividends from net realized
gain on investments	—	(.01)	—	(.02)	(.01)
Total Distributions	(.44)	(.49)	(.49)	(.48)	(.43)
Net asset value, end of period	10.36	10.34	10.82	10.83	11.04
Total Return (%)	4.66	.02	4.50	2.46	3.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	.89	.90	.88	.86
Ratio of net expenses
to average net assets	.96[b]	.89[b]	.90	.88	.86
Ratio of net investment income
to average net assets	4.24	4.32	4.12	3.56	2.59
Portfolio Turnover Rate	99.46[c]	86.45[c]	146.57	181.07[c] 494.93[c]
Net Assets, end of period ($ x 1,000)	1,350	1,678	3,308	4,025	7,674

a	Based on average shares outstanding at each month end.

b	Expense waivers and/or reimbursements amounted to less than .01%.

c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2009, 2008, 2006 and 2005, were 98.62%, 86.39%, 169.73% and 463.30% , respectively.

See notes to financial statements.

The Fund 33

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short Term Income Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Directors held on October 16, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Short Term Income Fund” to “Dreyfus Short Term Income Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class B (100 million shares authorized), Class D (500 million shares authorized) and Class P (100 million shares authorized). Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class D shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class D and Class P shares are sold at net asset value per share only to institutional investors. Class D shares purchased at net asset value (an investment of $250,000 or more) will have a CDSC imposed on redemptions made within eighteen months of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class),

34

and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), financial futures, options, swap transactions and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Directors. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuers and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

36

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
U.S. Treasury
Securities	—	23,250,652	—	23,250,652
Asset-Backed	—	12,118,680	—	12,118,680
Corporate Bonds	—	100,455,254	—	100,455,254
Foreign Government	—	2,169,104	—	2,169,104
Municipal Bonds	—	2,700,175	—	2,700,175
U.S. Government
Agencies/
Mortgage-Backed	—	27,893,849	—	27,893,849
Residential
Mortgage-Backed	—	663,533	—	663,533
Commercial
Mortgage-Backed	—	18,749,603	—	18,749,603
Mutual Funds	40,620,552	—	—	40,620,552
Other Financial
Instruments†	114,967	—	—	114,967
Liabilities ($)
Other Financial
Instruments†	(551,549)	(73,969)	—	(625,518)

† Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Foreign currency transactions: The fund does not isolate that por-

tion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully col-

38

lateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended July 31, 2009, The Bank of New York Mellon earned $74,833 from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2009, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended July 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

At July 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $46,437, accumulated capital losses $88,947,509 and unrealized depreciation $1,297,730. In addition, the fund had $7,686,238 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 2009. If not applied, $4,403,293 of the carryover expires in fiscal 2010, $21,420,716 expires in fiscal 2011, $7,815,155 expires in fiscal 2012, $29,412,542 expires in fiscal 2013, $8,634,655 expires in fiscal 2014, $7,342,005 expires in fiscal 2015, $4,178,299 expires in fiscal 2016 and $5,740,844 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2009 and July 31, 2008 were as follows: ordinary income $8,561,150 and $11,194,952, respectively.

During the period ended July 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage backed securities and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $408,712 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the “BNYM Facility”) primarily to be utilized for temporary or emergency purposes including the financing of redemptions. The terms of the BNYM Facility limits the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market

40

rates in effect at the time of borrowing. Effective October 15, 2008, in connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the BNYM Facility. During the period ended July 31, 2009, the fund did not borrow under the BNYM Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended July 31, 2009, the Distributor retained $8,767 from CDSCs on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares. During the period ended July 31, 2009, Class B shares were charged $17,306, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class B, Class D and Class P shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class B and Class P shares and .20% of the value of the average daily net assets of Class D shares, for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B, Class D and Class P shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2009, Class B, Class D and Class P shares were charged, $8,653, $375,424 and $3,318, respectively, pursuant to the Shareholder Services Plan.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2009, the fund was charged $136,692 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended July 31, 2009, the fund was charged $14,397 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2009, the fund was charged $22,292 pursuant to the custody agreement.

During the period ended July 31, 2009, the fund was charged $5,939 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $84,010, Rule 12b-1 distribution plan fees $1,058, shareholder services plan fees $33,711, custodian fees $10,000, chief compliance officer fees $2,227 and transfer agency per account fees $44,998.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward contracts, options transactions and swap transactions

42

during the period ended July 31, 2009, amounted to $185,590,320 and $203,381,839, respectively, of which $1,565,816 in purchases and $1,569,713 in sales were from mortgage dollar roll transactions.

The fund adopted Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”) which changes the disclosure requirements for derivative instruments and hedging activities. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for FAS 133 hedge accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of FAS 161 disclosure. FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively. All changes to accounting policies and disclosures have been made in accordance with FAS 161 and are incorporated for the current period as part of the disclosures within this Note.

Fair value of derivative instruments as of July 31, 2009 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)

Interest rate risk [1]	114,967	Interest rate risk[1,2]	(625,518)
Gross fair value of
derivative contracts	114,967		(625,518)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation/depreciation of futures contracts as reported on the Statement of Financial Futures, but only the unpaid variation margin is reported within the Statement of Assets and Liabilities.

2	Outstanding options written, at value.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

The effect of derivative instruments on the Statement of Operations the period ended July 31, 2009 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)

			Foreign
			Currency
Underlying risk	Options[3]	Futures[4]	Contracts[5]	Swaps[6]	Total

Interest rate	68,766	2,096,470	—	115,029	2,280,265
Foreign currency	—	—	49,469	—	49,469
Total	68,766	2,096,470	49,469	115,029	2,329,734

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)[7]

			Foreign
			Currency
Underlying risk	Options	Futures	Contracts	Swaps	Total

Interest rate	83,800	(527,807)	—	(78,804)	(522,811)
Total	83,800	(527,807)	—	(78,804)	(522,811)

Statement of Operations location:

3	Net realized gain (loss) on options transactions.

4	Net realized gain (loss) on financial futures.

5	Net realized gain (loss) on forward foreign currency exchange contracts.

6	Net realized gain (loss) on swap transactions.

7	Net change in unrealized appreciation (depreciation) on investments, financial futures, options transactions, forward foreign currency exchange contracts and swap transactions.

During the period ended July 31, 2009, the average notional value of interest rate contracts was $46,467,376, which represented 18.9% of average net assets.The average notional value of foreign currency contracts was $1,071,180, which represented .4% of average net assets.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk (including equity price risk, interest rate risk and foreign currency exchange risk) as a result of changes in value of underlying financial instruments. The fund may invest in financial futures contracts in order to manage its exposure to

44

or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board ofTrade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the settlement price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at July 31, 2009 are set forth in the Statement of Financial Futures.

Options: A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.The fund may purchase and write (sell) put and call options primarily to hedge against changes in security prices, or securities that the fund intends to purchase, or against fluctuations in value caused by changes in prevailing market interest rates or other market conditions.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally,

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. As a writer of an option, the fund may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended July 31, 2009:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
July 31, 2008	—	—
Contracts written	65,642,000	495,133
Contracts terminated:
Contracts closed	19,675,000	130,377	174,893	(44,516)
Contracts expired	25,531,000	113,282	—	113,282
Total contracts terminated	45,206,000	243,659	174,893	68,766
Contracts Outstanding
July 31, 2009	20,436,000	251,474

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign fund holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing forward contracts, the fund is obligated to buy or sell

46

a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contracts increases between the date the forward contracts are opened and the date the forward contracts are closed.The fund realizes a gain if the value of the contracts decreases between those dates. With respect to purchases of forward contracts, the fund would incur a loss if the value of the contracts decreases between the date the forward contracts are opened and the date the forward contracts are closed.The fund realizes a gain if the value of the contracts increases between those dates.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.At July 31, 2009, there were no open forward contracts.

Swaps:The fund may enter into swap agreements to exchange the interest rate on,or return generated by,one nominal instrument for the return generated by another nominal instrument. The fund enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward started interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the coun-terparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty.At July 31, 2009, the fund had no open interest rate swap contracts.

At July 31, 2009, the cost of investments for federal income tax purposes was $230,002,931; accordingly, accumulated net unrealized depreciation on investments was $1,381,529, consisting of $6,253,696 gross unrealized appreciation and $7,635,225 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through September 25, 2009, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Short Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus ShortTerm Income Fund (formerly, Dreyfus Premier Short Term Income Fund), (one of the series comprising Dreyfus Investment Grade Funds, Inc.), as of July 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term Income Fund at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York September 25, 2009

The Fund 49

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby designates 99.21% of ordinary income dividends paid during the fiscal year ended July 31, 2009 as qualifying “interest related dividends”.

50

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors of the fund held on July 14 and 15, 2009, the Board considered the re-approval for an annual period (through July 29, 2010) of the Management Agreement with Dreyfus for the fund, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the performance of the fund’s Class D shares and comparisons to a group of retail no-load

The Fund 51

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

short investment-grade debt funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional short investment-grade debt funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2009. The Board members noted that the fund’s total return performance was below the Performance Group medians for all periods and below the Performance Universe medians for all periods except one.The Board members noted that the fund’s yield performance was above the Performance Group and Performance Universe medians for all periods. Dreyfus representatives noted that the fund’s performance was in the first quartile of its Lipper category for the more recent 3-month and 5-month periods ended May 31, 2009. Representatives of Dreyfus discussed certain factors that affected the fund’s relative performance, including the fund’s consistent investment approach and the impact that the investment environment (as impacted by the housing and credit crises, the Lehman bankruptcy filing, etc.) had on the fund’s investment approach over the last year or more. Dreyfus also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for each of the calendar years for the prior ten years.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s contractual management fee was at the Expense Group median, and that the actual management fee and expense ratio were above the Expense Group and Expense Universe medians.

Representatives of Dreyfus stated that there were no other mutual funds or other accounts managed by Dreyfus or its affiliates with sim-

52

ilar investment objectives, policies and strategies as the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

The Fund 53

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement, with respect to the fund. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board, noting the fund’s total return performance (including its more recent 3-month and 5-month performance) and the impact that the relatively recent investment environment has had on the fund’s performance, was satisfied with the fund’s yield performance and expressed confidence in the fund’s portfolio management team, which continued to apply a consistent investment strategy.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and management fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement,with respect to the fund, was in the best interests of the fund and its shareholders.

54

The Fund 55

56

The Fund 57

58

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $120,622 in 2008 and $99,257 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $25,764 in 2008 and $15,828 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $ 13,474 in 2008 and $10,732 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $343 in 2008 and $426 in 2009. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

SSL-DOCS2 70128344v15

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,157,478 in 2008 and $22,703,649 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant

SSL-DOCS2 70128344v15

in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Grade Funds, Inc.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	Tuesday, September 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	Tuesday, September 22, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	Tuesday, September 22, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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